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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant	Filed by a Party other than the Registrant

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Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §.240.14a-12

Five Star Senior Living Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2020 Annual Meeting
of Stockholders and Proxy Statement

Tuesday, June 9, 2020 at 9:30 a.m., Eastern time

Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458

FIVE STAR SENIOR LIVING

BUSINESS AT A GLANCE

Headquartered in Newton, Massachusetts, Five Star Senior Living Inc. (Nasdaq: FVE) ranks fourth on the 2019 American Seniors Housing Association's (ASHA) list of largest U.S. senior housing operators. With nearly 23,000 team members, the company operates 257[1] senior living communities in 31 states offering a platform of services, including independent living, assisted living, Alzheimer's/memory care and continuing care retirement communities. Ageility Physical Therapy Solutions, a Five Star division, provides rehabilitation and personal fitness services to Five Star residents and external clients in 231 clinics nationwide. Three of Five Star's communities were the first to achieve J.D. Power Senior Living Certification in 2018. Currently, 32 Five Star communities have achieved this coveted certification. Learn more at www.fivestarseniorliving.com.

ACTIVE ACROSS SENIOR LIVING SPECTRUM

INDEPENDENT LIVING (IL)
ASSISTED LIVING (AL)
ALZHEIMER'S (ALZ)/ MEMORY CARE
CONTINUED CARE RETIREMENT COMMUNITY (CCRC)

SCALED OPERATOR WITH STRONG CONCENTRATION OF IL/AL, PRIVATE PAY MIX

Operates a total of 257 high quality senior living communities with 30,021 units across the U.S.[1][2]

SENIOR LIVING REVENUES[1][3][4]

IL/AL 53%
CCRC 41%
Other 6%

BREAKDOWN BY UNITS[1][3]

IL 38%
ALZ 12%
CCRC 7%
AL 43%

PRIVATE PAY REVENUES[1][3]

Private Pay 90%
Medicare 6%
Medicaid 4%

PHYSICAL THERAPY SOLUTIONS

ageility

- Currently operating 190[5] outpatient rehab clinics, 48% more than a year ago.
- 41 inpatient clinics within Five Star.
- Expansion into non-traditional markets provides new opportunities for accelerated growth.

NATIONAL OPERATOR WITH SCALE AND DIVERSIFICATION

Operates across 31 states and manages 30,021 units[1][2]

MA – 123
NJ – 1,037
DE – 988
MD – 1,281 4%
1,672 6%
1,921 6%
1,638 5%
1,681 6%
1,111 4%
FL – 4,617 15%
2,266 8%
1,150 4%
1,498 5%
Top 10 states (% concentration based on total units)
All other states

1. Excludes 11 communities totaling 1,264 of free standing skilled nursing units that are planned for disposition.
2. Data is as of and for the quarter ended December 31, 2019.
3. Accounts for total senior living communities (owned, leased and managed) revenue.
4. Other senior living revenues relates primarily to rehabilitation and other specialty service revenue.
5. 40 of these clinics are with non-affiliated FVE communities.

LETTER TO OUR STOCKHOLDERS FROM YOUR BOARD OF DIRECTORS

Dear Fellow Stockholders:

                Please join us for our annual meeting on Tuesday, June 9, 2020. The business to be conducted at the meeting is explained in the attached Notice of Meeting and Proxy Statement. We believe furnishing these materials over the internet expedites stockholders' receipt of these important materials while lowering cost and reducing the environmental impact of our annual meeting.

                Please be assured that our Board takes seriously our role in the oversight of our Company's long term business strategy, which is the best path to long term value creation for you, our stockholders. 2019 was a year of transition for our Company. Critical components of this transition include:

  •
  Putting a new executive management team in place;

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  Restructuring our business arrangements with Diversified Healthcare Trust, converting all of our contracts to new management arrangements with a 5% management fee and an opportunity to earn a performance based incentive fee;

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  Investing in our workforce;

  •
  Continuing to grow our Ageility physical therapy business, increasing revenues and opening 65 new clinics;

  •
  Increasing focus on operational and performance standards for our senior living communities; and

  •
  Increasing focus on revenue management.

                Since we began writing this letter to you, 2019 has been overshadowed by the COVID-19 pandemic and market tumult. With events and circumstances in constant flux, any commentary we give here may be outdated by the time you have the opportunity to read this letter. Instead, we simply want to assure you that we are vigilantly monitoring changing events and circumstances with an eye to managing for the global good, mitigating their negative impact on our business and best positioning us for stability and recovery when this crisis passes. As part of our precautions regarding the coronavirus or COVID-19, we are planning for the possibility that the annual meeting may be held virtually solely by means of remote communication or via a live webcast. If we take this step, we will announce the decision to do so in advance, and we will provide details on how to participate in a press release and on our website at www.fivestarseniorliving.com.

                We thank you for your investment in Five Star Senior Living Inc. and for the confidence you put in this Board to oversee your interests in our business.

April 15, 2020

Jennifer B. Clark Donna D. Fraiche Bruce M. Gans, M.D. Barbara D. Gilmore	Gerard M. Martin Adam D. Portnoy Michael E. Wagner, M.D.

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

Tuesday, June 9, 2020

9:30 a.m., Eastern Time

Two Newton Place, 255 Washington Street, Suite 100
Newton, Massachusetts 02458*

ITEMS OF BUSINESS

  1.
  Elect the Director nominees identified in the accompanying Proxy Statement to the Company's Board of Directors;

  2.
  Approve the Five Star Senior Living Inc. Amended and Restated 2014 Equity Compensation Plan;

  3.
  Advisory vote to approve executive compensation;

  4.
  Ratify the appointment of RSM US LLP as independent auditors to serve for the 2020 fiscal year; and

  5.
  Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

RECORD DATE

You can vote if you were a stockholder of record as of the close of business on March 16, 2020.

Proxy Voting

Stockholders as of the record date are invited to attend the 2020 Annual Meeting. Please vote in advance of the 2020 Annual Meeting by using one of the methods described in the accompanying Proxy Statement even if you plan to attend the 2020 Annual Meeting.

April 15, 2020
Newton, Massachusetts

By Order of the Board of Directors,
Jennifer B. Clark
Secretary

* As part of our precautions regarding the coronavirus or COVID-19, we are planning for the possibility that the annual meeting may be held virtually solely by means of remote communication or via a live webcast. If we take this step, we will announce the decision to do so in advance, and we will provide details on how to participate in a press release and on our website at www.fivestarseniorliving.com.

Please promptly sign and return the proxy card or voting instruction form or use telephone or internet methods to authorize a proxy in advance of the 2020 Annual Meeting. See the "Proxy Materials and Voting Information" section on page 35 for information about how to authorize a proxy by telephone or internet or how to attend the 2020 Annual Meeting and vote your shares in person.

PLEASE VOTE

It is very important that you vote to play a part in the future of our Company. The Nasdaq Stock Market LLC (the "Nasdaq") rules do not allow a broker, bank or other nominee who holds shares on your behalf to vote on nondiscretionary matters without your instructions.

PROPOSALS THAT REQUIRE YOUR VOTE

PROPOSAL		MORE INFORMATION	BOARD RECOMMENDATION	VOTES REQUIRED FOR APPROVAL

1	Election of Directors	Page 10	✓ FOR	Plurality of all votes cast
2	Approval of the Amended and Restated 2014 Equity Compensation Plan	Page 25	✓ FOR	Majority of all votes cast
3	Advisory vote to approve executive compensation*	Page 31	✓ FOR	Majority of all votes cast
4	Ratification of independent auditors*	Page 32	✓ FOR	Majority of all votes cast

*
Non-binding advisory vote.

You can vote in advance in one of three ways:

via the internet
Visit www.proxyvote.com and enter your 16-digit control number provided in your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form before 11:59 p.m., Eastern time, on June 8, 2020 to authorize a proxy VIA THE INTERNET.
by phone

Call 1-800-690-6903 if you are a stockholder of record and 1-800-454-8683 if you are a beneficial owner before 11:59 p.m., Eastern time, on June 8, 2020 to authorize a proxy BY TELEPHONE. You will need the 16-digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form.
by mail	Sign, date and return your proxy card if you are a stockholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.

If the meeting is postponed or adjourned, these times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting.

PLEASE VISIT: www.proxyvote.com

•
To review and download easy to read versions of our Proxy Statement and Annual Report.

•
To sign up for future electronic delivery to reduce the impact on the environment.

FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement    1

April 15, 2020

PROXY STATEMENT

Our Board of Directors (our "Board") of Five Star Senior Living Inc., a Maryland corporation (the "Company," "we," "us" or "our") is furnishing this proxy statement (the "Proxy Statement") and accompanying proxy card (or voting instruction form) to you in connection with the solicitation of proxies by our Board for our 2020 annual meeting of stockholders. Our annual meeting will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458* on Tuesday, June 9, 2020, at 9:30 a.m., Eastern time, subject to any postponements or adjournments thereof (the "2020 Annual Meeting"). We are first making these proxy materials available to stockholders on or about April 15, 2020.

Only owners of record of shares of common stock of the Company ("Common Shares") as of the close of business on March 16, 2020, the record date for the 2020 Annual Meeting, are entitled to notice of, and to vote at, the meeting and at any postponements or adjournments of the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the record date. On March 16, 2020, there were 31,543,711 Common Shares issued and outstanding.

The mailing address of our principal executive office is 400 Centre Street, Newton, Massachusetts 02458.

* As part of our precautions regarding the coronavirus or COVID-19, we are planning for the possibility that the annual meeting may be held virtually solely by means of remote communication or via a live webcast. If we take this step, we will announce the decision to do so in advance, and we will provide details on how to participate in a press release and on our website at www.fivestarseniorliving.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2020 ANNUAL MEETING TO BE HELD ON TUESDAY, JUNE 9, 2020.

The Notice of 2020 Annual Meeting, Proxy Statement and Annual Report to Stockholders for the year ended December 31, 2019 are available at www.proxyvote.com.

2    FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Board Composition

We are currently governed by a seven member Board of Directors. Ensuring our Board is comprised of Directors who bring diverse viewpoints and perspectives, exhibit a variety of skills, professional experience and backgrounds and effectively represent the long term interests of stockholders is a top priority of our Board and our Nominating and Governance Committee.

OUR BOARD BELIEVES THAT ITS MEMBERS SHOULD:

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exhibit high standards of integrity and ethics;

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have business acumen, practical wisdom, ability to exercise sound judgment in a congenial manner and be able to make independent analytical inquiries;

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have a strong record of achievements;

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have knowledge of the healthcare and senior living industries and the commercial real estate industry;

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have diverse perspectives, backgrounds and experiences, including professional background, gender, ethnicity and skills; and

•

be committed to serving on our Board over a period of years in order to develop knowledge about the Company's operations and have sufficient time and availability to devote to Board and committee matters.

In addition, our Board has determined that our Board, as a whole, should strive to have the right mix of characteristics and skills necessary to effectively perform its oversight responsibilities. Our Board believes that Directors with one or more of the following professional skills or experiences can assist in meeting this goal:

•

work experience with a proven record of success in his or her field;

•

risk oversight/management expertise;

•

accounting and finance, including a high level of financial literacy and understanding of the impact of financial market trends on the healthcare, senior living and commercial real estate industries;

•

operating business and/or transactional experience;

•

management/leadership experience;

•

knowledge of the Company's historical business activities;

•

familiarity with healthcare regulation and trends;

•

experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing;

•

service on other public company boards and committees;

•

qualifying as a Managing Director in accordance with the requirements of our governing documents; and

•

qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the Securities and Exchange Commission ("SEC") and our governing documents.

Our Nominating and Governance Committee and our Board consider the qualifications, characteristics and skills of Directors and Director candidates individually and in the broader context of our Board's overall composition when evaluating potential nominees for election as Director.

FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement    3

Key Responsibilities of Our Board

Oversight of Strategy	Oversight of Risk	Succession Planning

✓

Our Board oversees and monitors strategic planning.

✓

Business strategy is a key focus of our Board and embedded in the work of Board committees.

✓

Company management is charged with executing business strategy and provides regular performance updates to our Board.

✓

Our Board oversees risk management.

✓

Board committees, which meet regularly and report to the full Board, play significant roles in carrying out the risk oversight function.

✓

Company management is charged with managing risk, through robust internal processes and effective internal controls.

✓

Our Board oversees succession planning and talent development for senior executive positions.

✓

Our Nominating and Governance Committee makes an annual report to our Board on succession planning.

✓

In the event of a succession, the entire Board may work with our Nominating and Governance Committee, or the Independent Directors, as applicable, to nominate and evaluate potential successors.

Our Board's Role in Oversight of Risk Management

Our Board is elected by stockholders to oversee our business and long term strategy. As part of fulfilling its responsibilities, our Board oversees the safeguarding of our assets, the maintenance of appropriate financial and other internal controls and our compliance with applicable laws and regulations. Inherent in these responsibilities is our Board's understanding and oversight of the various risks we face. Our Board considers that risks should not be viewed in isolation and should be considered in virtually every business decision and as part of our business strategy.

Our Board oversees risk as part of its general oversight of our Company. Oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. Our day to day business is conducted by management, and management is responsible for incorporating risk management in its activities. Our Director of Internal Audit reports to our Audit Committee and provides us advice and assistance with our risk management function.

In discharging their oversight responsibilities, our Board and Board committees review regularly a wide range of reports provided to them by management, internal audit and service providers, including:

  •
  reports on market and industry conditions;

  •
  operating and regulatory compliance reports;

  •
  reports on clinical operations;

  •
  financial reports;

  •
  reports on risk management activities;

  •
  regulatory and legislative updates that may impact us;

  •
  reports on the security of our information technology processes and our data; and

  •
  legal proceedings updates and reports on other business related matters.

4    FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement

Our Board and Board committees discuss these matters among themselves and with our management, our Director of Internal Audit, legal counsel, our independent auditors and other professionals, as appropriate.

Our Audit Committee takes a leading role in helping our Board fulfill its responsibilities for oversight of our financial reporting, internal audit function, risk management and our compliance with legal and regulatory requirements. Our Board and Audit Committee review periodic reports from our independent auditors regarding potential risks, including risks related to our internal control over financial reporting. Our Audit Committee also reviews, approves and oversees an internal audit plan developed by our Director of Internal Audit with the goal of helping us systematically evaluate the effectiveness of its risk management, control and governance processes on an annual basis. Our Audit Committee considers risks related to cybersecurity and receives regular reports from management regarding cybersecurity risks and countermeasures being undertaken or considered by us, including updates on the internal and external cybersecurity landscape and relevant technical developments. Our Audit Committee meets at least quarterly and reports its findings to our Board. Our Audit Committee also meets periodically with our Director of Internal Audit to review the results of our internal audits, and directs or recommends to our Board actions or changes it determines appropriate to enhance or improve the effectiveness of our risk management.

Our Quality of Care Committee reviews management reports on our clinical operations and directs or recommends to management and our Board actions or changes it determines appropriate to improve our clinical operations and to reduce risks arising from those operations.

Our Compensation Committee whose duties are detailed in its charter, among other duties, evaluates the performance of our Director of Internal Audit and the performance of The RMR Group LLC ("RMR LLC") under our business management agreements. Also, our Compensation Committee and our Board consider that we have a share award program that requires share awards to executive officers to vest over a period of years. We believe that the use of share awards vesting over time rather than stock options mitigates the incentives for our management to undertake undue risks and encourages management to make longer term and appropriately risk balanced decisions.

It is not possible to identify all of the risks that may affect us or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for us to bear certain risks to achieve our objectives. As a result of the foregoing and other factors, our ability to manage risk is subject to substantial limitations.

To learn more about the risks we face, you can review the matters discussed in Part I, "Item 1A. Risk Factors" and "Warning Concerning Forward Looking Statements" in our Annual Report for the year ended December 31, 2019 (the "Annual Report"). The risks described in the Annual Report are not the only risks we face. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect our business, financial condition or results of operations in future periods.

Director Independence

Under the corporate governance listing standards of the Nasdaq, to be considered independent:

  •
  a director must not have a disqualifying relationship, as defined in the corporate governance section of the Nasdaq rules; and

  •
  our Board must affirmatively determine that the director otherwise has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. To facilitate the director independence assessment process, our Board has adopted written Governance Guidelines as described below.

Our Board is comprised of seven Directors, including five Independent Directors and two Managing Directors. Under our Bylaws, so long as the number of directors is less than five, at least one director

FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement    5

must meet the qualifications of a Managing Director and, so long as the number of directors is five or greater, at least two directors must meet the qualifications of a Managing Director. Our Bylaws require that a majority of our Board be Independent Directors. Under our Bylaws, Independent Directors are Directors who are not employees of the Company or RMR LLC, are not involved in the Company's day to day activities and are persons who qualify as independent under the applicable rules of the Nasdaq and the SEC. As set forth in our Bylaws, Managing Directors are Directors who are not Independent Directors and who have been employees of the Company or RMR LLC or any of its subsidiaries or involved in the day to day activities of the Company, any of its subsidiaries or any of their predecessors for at least one year prior to such Director's election.

Our Board affirmatively determines whether Directors have a direct or indirect material relationship with the Company, including the Company's subsidiaries, other than serving as our Directors or trustees or directors of our subsidiaries. In making independence determinations, our Board observes the Nasdaq and SEC criteria, as well as the criteria set forth in our governing documents. When assessing a Director's relationship with us, our Board considers all relevant facts and circumstances, not merely from the Director's standpoint, but also from that of the persons or organizations with which the Director has an affiliation. Based on this review, our Board has determined that Barbara D. Gilmore, Donna D. Fraiche, Bruce M. Gans, M.D., Gerard M. Martin and Michael E. Wagner, M.D. currently qualify as independent directors under applicable Nasdaq and SEC criteria and as Independent Directors under our Bylaws. In making these independence determinations, our Board reviewed and discussed additional information provided by us and our Directors with regard to each of the Directors' relationships with us, RMR LLC or The RMR Group Inc. ("RMR Inc."), the managing member of RMR LLC, and the other companies to which RMR LLC or its subsidiaries provide management services. Our Board has concluded that none of these five Directors possessed or currently possesses any relationship that could impair his or her judgment in connection with his or her duties and responsibilities as a Director or that could otherwise be a direct or indirect material relationship under applicable Nasdaq and SEC standards.

Executive Sessions of Independent Directors

Pursuant to our Governance Guidelines, our Independent Directors are expected to meet in regularly scheduled meetings at which only Independent Directors are present. It is expected that these executive sessions may occur at least twice per year. Our Independent Directors also meet separately with our officers, with our Director of Internal Audit and with our independent auditors. The presiding Director for purposes of leading Independent Director sessions will be the Lead Independent Director, unless the Independent Directors determine otherwise.

Board Leadership Structure

All Directors play an active role in overseeing our business both at the Board and committee levels. As set forth in our Governance Guidelines, the core responsibility of our Directors is to exercise sound, informed and independent business judgment in overseeing the Company and its strategic direction. Our Directors are skilled and experienced leaders and currently serve or have served as members of senior management in public and private for profit and nonprofit organizations, and also have served in academia. Our Directors may be called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of our officers and advisers. Our Board is small, which facilitates informal discussions and communication from management to our Board and among Directors.

Adam D. Portnoy has served as Chair of our Board since 2019. One or more of our executive officers and our Director of Internal Audit are not members of our Board and regularly attend Board and Board committee meetings. Special meetings of our Board may be called at any time by the President, any Managing Director or any two Directors. Our Managing Directors, in consultation with our management and our Director of Internal Audit, set the agenda for Board meetings. Other Directors may suggest agenda items as well. Discussions at Board meetings are led by the Managing Director or Independent Director who is most knowledgeable on a subject.

6    FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement

Five of our Directors, including one of our nominees for election at the 2020 Annual Meeting, are independent under the applicable Nasdaq and SEC criteria and our governing documents. All of the members of our Audit Committee, Nominating and Governance Committee and Compensation Committee are independent under the applicable listing requirements and rules of the Nasdaq and other applicable laws, rules and regulations, including those of the SEC. As set forth in our governing documents, two of our Directors are Managing Directors, persons who have been employees, officers or directors of RMR LLC or who have been involved in the Company's day to day activities for at least one year prior to such Director's election.

Lead Independent Director

We have a Lead Independent Director who is selected annually by the vote of a majority of our Independent Directors. Currently, Ms. Fraiche serves as our Lead Independent Director. Our Lead Independent Director has well-defined, substantive responsibilities that include:

  •
  presiding at all meetings of our Board at which the Chair or a Managing Director is not present;

  •
  presiding at all meetings and executive sessions of the Independent Directors;

  •
  having the authority to call meetings of the Independent Directors or executive sessions of the Independent Directors;

  •
  serving as the principal liaison between the Independent Directors and the senior management team;

  •
  arranging, together with the Chair of our Board, for appropriate information (including quality and quantity) to be timely provided to our Board and the Independent Directors;

  •
  assisting our Compensation Committee in its annual evaluation of the performance of our management and of our manager, RMR LLC;

  •
  assisting with setting Board meeting agendas and arranging meeting schedules, including to ensure that there is sufficient time for discussion of all agenda items;

  •
  considering suggestions for meeting agenda items from other Independent Directors;

  •
  authorizing the retention of advisors and consultants who report directly to the Independent Directors when appropriate; and

  •
  if requested, and in coordination with the Chair of our Board and the Company's management, being reasonably available for consultation and direct communication with stockholders.

Code of Business Conduct and Ethics and Committee Governance

Our Board is committed to corporate governance that promotes the long term interests of our stockholders. Our Board has established Governance Guidelines that provide a framework for effective governance. Our Board regularly reviews developments in corporate governance and updates our Governance Guidelines and other governance materials as it deems necessary and appropriate.

We have also adopted a Code of Business Conduct and Ethics (the "Code") to, among other things, provide guidance to our and our subsidiaries' directors, officers and employees and RMR LLC, its officers and employees and its parent's and subsidiaries' directors, officers and employees to ensure compliance with applicable laws and regulations.

Our Board has an Audit Committee, Compensation Committee, Nominating and Governance Committee and Quality of Care Committee. Our Audit Committee, Compensation Committee, Nominating and Governance Committee and Quality of Care Committee each have adopted a written charter, and reviews its written charter on an annual basis to consider whether any changes are required.

Our Audit Committee, Compensation Committee, Nominating and Governance Committee and Quality of Care Committee are comprised entirely of Independent Directors under applicable Nasdaq rules who also meet the independence criteria applicable to audit committees under the Sarbanes Oxley Act and the SEC's implementing rules under that law.

FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement    7

Our corporate governance materials are available for review in the governance section of our website, including our Governance Guidelines, the charter for each Board committee, the Code and information on how to report concerns or complaints about accounting, internal accounting controls or auditing matters and any violations or possible violations of the Code and how to communicate with our Directors, individually or as a group. To access these documents on our website, visit www.fivestarseniorliving.com.

Prohibition on Hedging

Our Insider Trading Policies and Procedures expressly prohibits members of our Board and our officers from engaging in hedging transactions involving our securities and those of RMR Inc. or any other public company to which RMR LLC or its affiliates provide management services.

Nominations for Directors

Our Nominating and Governance Committee is responsible for identifying and evaluating nominees for Director and for recommending to our Board nominees for election at each annual meeting of stockholders. Our Nominating and Governance Committee may consider candidates suggested by our Directors, officers or stockholders or by others. Stockholders who would like to recommend a nominee for the position of Director should submit their recommendations in writing by mail to the Chair of our Nominating and Governance Committee, c/o Five Star Senior Living Inc., Secretary, at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@fivestarseniorliving.com. Any such recommendation should include a description of the candidate's qualifications for Board service, the candidate's written consent to be considered for nomination and to serve if nominated and elected, as well as the addresses and telephone numbers for contacting the stockholder and the candidate for more information. Our Nominating and Governance Committee may request additional information about the stockholder recommended nominee or about the stockholder recommending the nominee. Recommendations by stockholders will be considered by our Nominating and Governance Committee in its discretion using the same criteria as other candidates it considers.

Communications with Our Board

Our Board has established a process to facilitate communication by stockholders and other interested parties with Directors. Communications should be addressed to Directors in care of the Secretary, Five Star Senior Living Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@fivestarseniorliving.com.

Sustainability

We understand the importance of leading a sustainable business and regularly consider ways to improve our internal culture and the communities in which we operate. Our environmental sustainability and community engagement strategies focus on a complementary set of objectives, including the following:

  •
  Embrace Our Communities:  We recognize the importance of aligning ourselves with the communities where we operate our senior living communities. We seek to be a responsible corporate citizen and to strengthen the communities in which we own or operate our senior living communities. We regularly encourage our employees to engage in a variety of charitable and community programs.

  •
  Environmental Stewardship:  Preserving our natural resources has a special meaning to us and to RMR LLC and its stakeholders. We support environmental practices that reduce the impact we have on our planet. We believe this is important to all our stakeholders, including investors, regulatory agencies, local communities, residents and employees. We seek to improve the environmental footprint of our properties, including by reducing energy consumption and water

8    FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement

    usage at our properties, especially when doing so may reduce operating costs and improve the properties' competitive positions. Through our Green Stars Program—we strive to achieve results by using resources more efficiently, minimizing waste, and increasing awareness among employees and residents.

  •
  Diversity:  We value a diversity of backgrounds, experience and perspectives. Our Chief Executive Officer is a woman and our Board is comprised of more than 40% women. We are an equal opportunity employer.

To learn more about our sustainability initiatives, visit www.fivestarseniorliving.com/the-five-star-difference/green-stars-program.

Stockholder Nominations and Other Proposals

Deadline to Submit Proposals pursuant to Rule 14a-8 for the 2021 Annual Meeting of Stockholders: Stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") must be received at our principal executive offices on or before December 16, 2020 in order to be eligible to be included in the proxy statement for the 2021 annual meeting of stockholders; provided, that, if the date of the 2021 annual meeting of stockholders is more than 30 days before or after June 9, 2021, such a proposal must be submitted within a reasonable time before we begin to print our proxy materials. Under Rule 14a-8, we are not required to include stockholder proposals in our proxy materials in certain circumstances or if conditions specified in the rule are not met.

Deadline to Submit Nominations and Other Proposals for the 2021 Annual Meeting of Stockholders Under our Bylaws: To be timely, stockholder nominations and proposals intended to be made outside of Rule 14a-8 under the Exchange Act at the 2021 annual meeting must be received by our Secretary at our principal executive offices, in accordance with the requirements of our Bylaws, not later than 5:00 p.m., Eastern time, on December 16, 2020 and not earlier than November 16, 2020; provided, that, if the date of the 2021 annual meeting of stockholders is more than 30 days earlier or later than June 9, 2021, then a stockholder's notice must be so delivered not later than 5:00 p.m., Eastern time, on the tenth day following the earlier of the day on which (i) notice of the date of the 2021 annual meeting of stockholders is mailed or otherwise made available or (ii) public announcement of the date of the 2021 annual meeting of stockholders is first made by us. Stockholders making such a nomination or proposal must comply with the advance notice and other requirements set forth in our Charter and Bylaws, which include, among other things, requirements as to the stockholder's timely delivery of advance notice, continuous requisite ownership of Common Shares, holding of a share certificate for such shares at the time of the advance notice and submission of specified information.

The foregoing description of the deadlines and other requirements for stockholders to submit a nomination for election to our Board or proposal of other business for consideration at an annual meeting of stockholders is only a summary and is not a complete listing of all requirements. Copies of our Bylaws, including the requirements for stockholder nominations and other stockholder proposals, may be obtained by writing to our Secretary at Five Star Senior Living Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or from the SEC's website, www.sec.gov. Any stockholder considering making a nomination or proposal should carefully review and comply with those provisions.

FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement    9

PROPOSAL 1: ELECTION OF DIRECTORS

Upon the recommendation of our Nominating and Governance Committee, our Board has nominated Adam D. Portnoy for election as a Managing Director and Barbara D. Gilmore for election as an Independent Director. Each Director nominee currently serves on our Board. If elected, each of Mr. Portnoy and Ms. Gilmore would serve until the Company's 2023 annual meeting of stockholders and until his or her successor is duly elected and qualifies, subject to the individual's earlier death, resignation, retirement, disqualification or removal.

We expect that each nominee for election as a Director will be able to serve if elected. However, if a nominee should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by our Board.

A plurality of all the votes cast is required to elect a Director at the 2020 Annual Meeting.

The names, principal occupations and certain other information and the nominees for Directors, as well as a summary of the key experiences, qualifications, attributes and skills that led our Nominating and Governance Committee and our Board to conclude that such persons are currently qualified to serve as Directors, are set forth on the following pages.

Our Board of Directors recommends a vote "FOR" the election of both Director nominees.

10    FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement

Directors and Director Nominees to be Elected at the 2020 Annual Meeting

Barbara D. Gilmore

Independent Director since 2004

Group/Term: Group I with a term expiring at our 2020 Annual Meeting

Age: 69

Board Committees: Audit (Chair); Compensation; Nominating and Governance; Quality of Care

Other RMR Managed Public Company Boards:(1)

•

TravelCenters of America Inc. (since 2007)

•

Office Properties Income Trust (since 2009)

Other Non-RMR Managed Public Company Boards: None

Ms. Gilmore served as a professional law clerk at the United States Bankruptcy Court, Eastern Division of the District of Massachusetts, from 2015 until her retirement in 2018, and prior to that, at the United States Bankruptcy Court, Central Division of the District of Massachusetts, from 2001 to 2015. Ms. Gilmore was a partner of the law firm of Sullivan & Worcester LLP from 1993 to 2000, during which time she was appointed and served as trustee or examiner in various cases involving business finance matters. Ms. Gilmore was also a registered nurse and practiced and taught nursing for several years before attending law school and her practice at Sullivan & Worcester LLP included representation of businesses in the healthcare sector.

Specific Qualifications, Attributes, Skills and Experience:

•

Experience in, and knowledge of, the healthcare industry;

•

Professional skills and experience in legal, business finance and healthcare regulatory matters and nursing;

•

Experience as a lawyer, bankruptcy court clerk, bankruptcy trustee and bankruptcy examiner;

•

Work on public company boards and board committees;

•

Institutional knowledge earned through prior service on our Board;

•

Identifies as female; and

•

Qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

(1)
In addition to the Company, RMR LLC or its subsidiaries provide management services to seven other public companies, including the following six public companies that do not have any employees of their own: Diversified Healthcare Trust (Nasdaq: DHC) Industrial Logistics Properties Trust (Nasdaq: ILPT), Office Properties Income Trust (Nasdaq: OPI), Service Properties Trust (Nasdaq: SVC), Tremont Mortgage Trust (Nasdaq: TRMT) and RMR Real Estate Income Fund (NYSE American: RIF). For these companies with no employees, RMR LLC provides all business operations and functions pursuant to the terms of the applicable business management agreements. RMR LLC also provides management services to one other public operating company, TravelCenters of America Inc. (Nasdaq: TA), which has its own employees but some members of the senior leadership of this company are also RMR LLC employees.

Adam D. Portnoy

Managing Director since 2018

Chair of our Board since 2019

Group/Term: Group I with a term expiring at our 2020 Annual Meeting

Age: 49

Board Committees: None

Other RMR Managed Public Company Boards:

•

Service Properties Trust (formerly known as Hospitality Properties Trust, since 2007)

•

Diversified Healthcare Trust (formerly known as Senior Housing Properties Trust, since 2007)

•

Office Properties Income Trust (since 2009)

•

RMR Real Estate Income Fund, including its predecessor funds (since 2009)

•

The RMR Group Inc. (since 2015)

•

Industrial Logistics Properties Trust (since 2017)

•

Tremont Mortgage Trust (since 2017)

•

TravelCenters of America Inc. (since 2018)

Other Non-RMR Managed Public Company Boards: None

Mr. Portnoy has been the president and chief executive officer of RMR Inc. since shortly after its formation in 2015. Mr. Portnoy has been the president and chief executive officer of RMR LLC since 2005 and was a director of RMR LLC from 2006 until June 5, 2015 when RMR LLC became a majority owned subsidiary of RMR Inc. and RMR Inc. became RMR LLC's managing member. Mr. Portnoy has been a director of RMR Advisors LLC since 2007 and served as its president from 2007 to September 2017 and its chief executive officer from 2015 to September 2017. Mr. Portnoy has been a director of Tremont Realty Advisors LLC since March 2016, and served as its president and chief executive officer from March 2016 through December 2017. Mr. Portnoy is the sole trustee and controlling shareholder and an officer of ABP Trust, the controlling shareholder of RMR Inc. Mr. Portnoy is a director and controlling shareholder of Sonesta International Hotels Corporation and its affiliates ("Sonesta"). Mr. Portnoy served as president and chief executive officer of RMR Real Estate Income Fund from 2007 to 2015 and as president of Office Properties Income Trust from 2009 to 2011. Mr. Portnoy was a managing trustee of Select Income REIT from 2011 until it merged with a wholly owned subsidiary of Office Properties Income Trust in December 2018. Prior to joining RMR LLC in 2003, Mr. Portnoy held various positions in the finance industry and public sector, including working as an investment banker at Donaldson, Lufkin & Jenrette and working in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of The World Bank Group). In addition, Mr. Portnoy previously founded and served as chief executive officer of a privately financed telecommunications company. Mr. Portnoy currently serves as the Honorary Consul General of the Republic of Bulgaria to Massachusetts and on the board of directors of Pioneer Institute, and previously served on the board of governors for the National Association of Real Estate Investment Trusts and the board of trustees of Occidental College.

Specific Qualifications, Attributes, Skills and Experience:

•

Extensive experience in, and knowledge of, the commercial real estate industry and real estate investment trusts ("REITs");

•

Leadership position with RMR LLC and demonstrated management ability;

•

Public company trustee and director service;

•

Experience in investment banking and private equity;

•

Experience in starting a telecommunications company and serving as its senior executive;

•

Institutional knowledge earned through prior service on our Board and in leadership positions with RMR LLC; and

•

Qualifying as a Managing Director in accordance with the requirements of our Bylaws.

Our Nominating and Governance Committee and our Board believe that, because Mr. Portnoy is the president and chief executive officer of RMR LLC, his day to day work requires his extensive attention to the business of all the companies for which he serves as a managing trustee or managing director, including the Company, and therefore, service on these additional boards does not impair the amount of attention or time that Mr. Portnoy spends on service on our Board. Our Board believes that Mr. Portnoy's extensive familiarity with the day to day business of the Company provides valuable insight for our Board.

FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement    11

Continuing Directors

Donna D. Fraiche

Independent Director since 2010

Lead Independent Director since 2019

Group/Term: Group II with a term expiring at the 2021 annual meeting of stockholders

Age: 68

Board Committees:Audit; Compensation; Nominating and Governance (Chair); Quality of Care

Other RMR Managed Public Company Boards:

•

Service Properties Trust (since 2015)

•

Office Properties Income Trust (since 2019)

Other Non-RMR Managed Public Company Boards: None

Ms. Fraiche was senior counsel in the law firm of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC and practiced law in that firm from 2004 to February 2020. Previously, Ms. Fraiche practiced law with the firm now known as Locke Lord LLP in New Orleans. Ms. Fraiche served as an independent trustee of Select Income REIT from 2012 until it merged with a wholly owned subsidiary of Office Properties Income Trust in December 2018. Ms. Fraiche is currently president of the Louisiana State Supreme Court Historical Society. She also serves on the American Hospital Association Committee on Governance and is a past president and a fellow of the American Health Lawyer's Association. She is a former chair of the Louisiana Health Care Commission and has previously served as chair of the Long Term Community Planning Task Force and Health Care Committee of the Louisiana Recovery Authority, delegate of the Louisiana Recovery Authority to the Louisiana Health Care Redesign Collaborative, and past chair of the board of trustees of Loyola University, among numerous other business and civic responsibilities. She serves on the executive board and on the investments committee of the Baton Rouge Area Foundation and serves as chair of the board, on the executive committee, finance committee and real estate committee of Women's Hospital. Ms. Fraiche also serves as Honorary Consul General for Japan in New Orleans.

Specific Qualifications, Attributes, Skills and Experience:

•

Extensive experience in, and knowledge of, the healthcare industry;

•

Professional legal skills;

•

Many leadership roles and experiences, including her service in numerous public policy and civic leadership roles;

•

Work on public company boards and board committees;

•

Institutional knowledge earned through prior service on our Board;

•

Identifies as female; and

•

Qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

Gerard M. Martin

Independent Director since 2020

Group/Term: Group II with a term expiring at the 2021 annual meeting of stockholders

Age: 85

Board Committees: Audit; Nominating and Governance; Quality of Care

Other RMR Managed Public Company Boards: None

Other Non-RMR Managed Public Company Boards: None

Prior to February 2020, Mr. Martin served as a Managing Director. Mr. Martin was the founder and chairman of Greenery Rehabilitation Group, Inc., a company in the business of owning and operating nursing homes and health rehabilitation facilities, which was publicly owned and first listed on the Nasdaq and then the New York Stock Exchange between 1985 and 1993. Mr. Martin is the owner and treasurer of North Atlantic Medical Services, Inc., a private company in the business of providing diagnostic cardiac, respiratory and oxygen services, equipment and products for the care of patients in their homes or medical facilities. Mr. Martin served as a director and vice president of RMR Advisors LLC, an SEC registered investment adviser, from 2002 to 2015, and a director of RMR LLC and its predecessors from 1986 to 2015. Mr. Martin was also an interested trustee of the RMR Funds Series Trust, the RMR Real Estate Income Fund and its predecessor funds from shortly after their formation (the earliest of which was in 2002) until 2009.

Specific Qualifications, Attributes, Skills and Experience:

•

Extensive experience in, and knowledge of, the healthcare industry;

•

Experience as an operator of nursing and rehabilitation facilities;

•

Extensive public company director service;

•

Institutional knowledge earned through prior service on our Board and in leadership positions with RMR LLC; and

•

Qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

12    FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement

Bruce M. Gans, M.D.

Independent Director since 2001

Group/Term: Group III with a term expiring at the 2022 annual meeting of stockholders

Age: 73

Board Committees: Audit; Compensation (Chair); Nominating and Governance; Quality of Care (Chair)

Other RMR Managed Public Company Boards:

•

Industrial Logistics Properties Trust (since 2018)

Other Non-RMR Managed Public Company Boards: None

Dr. Gans has been executive vice president and chief medical officer at the Kessler Institute for Rehabilitation since 2001 and national medical director for Rehabilitation Select Medical, the parent company of the Kessler Institute, since 2003. He is also a professor of physical medicine and rehabilitation at Rutgers University—New Jersey Medical School. Dr. Gans was an independent trustee of Service Properties Trust from 2009 until 2015. Dr. Gans has also served as president and chief executive officer of the Rehabilitation Institute of Michigan. In Dr. Gans's extensive academic career, he has served as professor of physical medicine and rehabilitation at a number of universities, in addition to his current position at Rutgers University—New Jersey Medical School. Dr. Gans is editor of a standard medical textbook on physical medicine and rehabilitation, which is now in its fifth edition, and he has written or coauthored more than forty articles in peer-reviewed publications and twenty-eight abstracts and has served on editorial boards for many medical journals, including serving as the associate editor of the American Journal of Physical Medicine and Rehabilitation. Dr. Gans has testified before the Senate Committee on Veterans' Affairs and has been called on to serve on technical expert panels and to advise the Medicare Payment Advisory Commission, the independent congressional agency established in 1997 to advise the U.S. Congress on issues affecting the Medicare program. Dr. Gans has also served as president of the American Academy of Physical Medicine and Rehabilitation, a medical society with more than 7,500 members, and as a leader in numerous other professional organizations.

Specific Qualifications, Attributes, Skills and Experience:

•

Demonstrated leadership capability, including through his service in many healthcare management, professional, academic and civic leadership positions;

•

Business experience as the chief executive of a large medical organization;

•

Extensive experience in, and knowledge of, the healthcare industry and healthcare public policy matters;

•

Work on public company boards and board committees;

•

Many academic and professional achievements;

•

Institutional knowledge earned through prior service on our Board; and

•

Qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

Jennifer B. Clark

Managing Director since 2020

Group/Term: Group III with a term expiring at the 2022 annual meeting of stockholders

Age: 58

Board Committees: None

Other RMR Managed Public Company Boards:

•

The RMR Group Inc. (since 2018)

•

Diversified Healthcare Trust (formerly known as Senior Housing Properties Trust since 2018)

•

RMR Real Estate Income Fund (since 2019)

Other Non-RMR Managed Public Company Boards: None

Ms. Clark has been executive vice president, general counsel and secretary of RMR Inc. since shortly after its formation in 2015. Ms. Clark joined RMR LLC in 1999 as a vice president; she became a senior vice president in 2006, an executive vice president and general counsel in 2008 and secretary in 2015. Ms. Clark also serves as a director and secretary of Sonesta, a director and president, chief executive officer and secretary of RMR Advisors LLC, executive vice president, general counsel and secretary of Tremont Realty Advisors LLC, and secretary and chief legal officer of RMR Real Estate Income Fund. Ms. Clark serves as the secretary of each of the companies to which RMR LLC or its subsidiaries provide management services, including the Company and Diversified Healthcare Trust. Ms. Clark has also served as secretary of RMR Office Property Fund LP since 2018 and as a director of RMR Advisors LLC since 2016, as its president and chief executive officer since 2019, and prior to that as its executive vice president and general counsel from October 2017 through December 2018 and as its secretary since 2004, and as vice president and chief legal officer from 2007 through September 2017. Prior to joining RMR LLC, Ms. Clark was a partner at the law firm of Sullivan & Worcester LLP.

Specific Qualifications, Attributes, Skills and Experience:

•

Professional skills and experience in legal, corporate governance and real estate matters;

•

Leadership position with RMR LLC and demonstrated management ability;

•

Extensive experience in, and knowledge of, the CRE industry and REITs;

•

Institutional knowledge earned through prior service as an officer of the Company and in leadership positions with RMR LLC;

•

Identifies as female; and

•

Qualifying as a Managing Director in accordance with the requirements of our Bylaws.

FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement    13

Michael E. Wagner, M.D.

Independent Director since 2020

Group/Term: Group III with a term expiring at the 2022 Annual Meeting

Age: 60

Board Committees: Audit; Compensation; Nominating and Governance; Quality of Care

Other RMR Managed Public Company Boards: None

Other Non-RMR Managed Public Company Boards: None

Dr. Wagner has served as chief physician executive of Wellforce, a Massachusetts healthcare system since May 2018. He served as interim president and chief executive officer of Wellforce during 2019. He is also an associate professor of clinical medicine at Tufts University School of Medicine. Prior to joining Wellforce, Dr. Wagner held a number of positions with one of its founding members, Tufts Medical Center, including president and chief executive officer from 2013 to 2018, president and chief executive officer of Tufts Medical Center Physicians Organization from 2012 to 2014, chief medical officer from 2011 to 2013, and chief, internal medicine and adult primary care from 2008 to 2012. While at Tufts Medical Center, Dr. Wagner also served on its board of trustees and was a member of many of its committees, including the compensation, governance and nominating, finance, audit, investment and real estate and quality of care committees at various times from 2011 to 2018. Prior to joining Tufts, Dr. Wagner held various positions in health care organizations and hospitals.

Specific Qualifications, Attributes, Skills and Experience:

•

Professional skills and experience in healthcare industry

•

Demonstrated leadership capability, including through his service in many healthcare management, professional and academic positions;

•

Business experience as the chief executive of a large medical organization;

•

Extensive experience in, and knowledge of, the healthcare industry and healthcare public policy matters; and

•

Qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

14    FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement

Executive Officers

The Company's executive officers serve at the discretion of our Board. There are no family relationships among any of the Company's Directors or executive officers.

Katherine E. Potter

President and Chief Executive Officer since 2019

Age: 44

Ms. Potter previously served as the Company's Executive Vice President and General Counsel in 2018 and Senior Vice President and General Counsel from 2016 to 2018 and, prior to that as Vice President and General Counsel from 2012 to 2016. Ms. Potter also serves as a senior vice president of RMR LLC since 2018 and prior to that served as a vice president of RMR LLC since 2016. Ms. Potter has practiced law for over ten years, focusing on corporate, securities, mergers and acquisitions, corporate governance and other transactional matters. Ms. Potter was an associate at the law firm of Sullivan & Worcester LLP from 2005 to 2011, and was an attorney at the law firm of Burns & Levinson LLP from 2011 to 2012.

Jeffrey C. Leer

Executive Vice President, Chief Financial Officer and Treasurer since 2019

Age: 40

Mr. Leer previously served as the chief financial officer and treasurer of Office Properties Income Trust from January 2019 to May 2019 and chief financial officer and treasurer of Select Income REIT until December 2018 when it merged with a wholly owned subsidiary of Office Properties Income Trust. Mr. Leer also serves as a Senior Vice President of RMR LLC and has held various positions with RMR LLC since 2013. Prior to joining RMR LLC, Mr. Leer held accounting and finance positions at several Fortune 500 companies, including having served as a reporting and compliance manager of Boston Scientific Corporation from June 2012 to February 2013, and practiced for several years in public accounting. Mr. Leer is a certified public accountant.

Margaret S. Wigglesworth

Senior Vice President and Chief Operating Officer since 2019

Age: 65

Since August 2019, Ms. Wigglesworth has been a Senior Vice President and the Chief Operating Officer of the Company. Prior to joining the Company, Ms. Wigglesworth served as an executive vice president of the International Council of Shopping Centers, a 70,000 member global trade association from January 2016 to January 2019, and she served as senior vice president, operations, for Cresa from 2012 to 2016. Ms. Wigglesworth has held various management positions at several multi-national public and private companies and trade associations, including Colliers International Group Inc. and the Coalition of Service Industries.

FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement    15

BOARD COMMITTEES

Audit Committee

Members Barbara D. Gilmore (Chair) Donna D. Fraiche Bruce M. Gans, M.D. Gerard M. Martin Michael E. Wagner, M.D. 7 meetings in the fiscal year ended December 31, 2019

Our Audit Committee is comprised solely of Independent Directors. Its primary role is to help our Board fulfill its oversight responsibilities related to the integrity of our financial statements and financial reporting process, the qualifications, independence and performance of our independent registered public accounting firm, the performance of our internal audit function, risk management and our compliance with legal and regulatory requirements. Our Audit Committee is responsible for the appointment, compensation, retention and oversight, and the evaluation of the qualifications, performance and independence, of our independent auditor and the resolution of disagreements between management and the independent auditor. The independent auditor reports directly to our Audit Committee. Our Audit Committee also has final authority and responsibility for the appointment and assignment of duties to our Director of Internal Audit. Our Audit Committee reviews the overall audit scope and plans of the audit with the independent auditor. Our Audit Committee also reviews with management and the independent auditors our quarterly reports on Form 10-Q, annual reports on Form 10-K and earnings releases.

Our Board has determined that each member of our Audit Committee is financially literate and that Ms. Gilmore is our Audit Committee's "financial expert."

Mr. Martin and Dr. Wagner were appointed to our Audit Committee on February 26, 2020.

Compensation Committee

Members Bruce M. Gans, M.D. (Chair) Donna D. Fraiche Barbara D. Gilmore Michael E. Wagner, M.D. 4 meetings in the fiscal year ended December 31, 2019

Our Compensation Committee is comprised solely of Independent Directors. Its primary responsibilities pertain to evaluating the performance and compensation of our business management services provider and of our executive officers and our Director of Internal Audit, annually reviewing our agreement with our business management services provider and approving equity compensation awards. Our Compensation Committee recommends to our Board the cash compensation payable to our Directors for Board and committee service.

Dr. Wagner was appointed to our Compensation Committee on February 26, 2020.

16    FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement

Nominating and Governance Committee

Members Donna D. Fraiche (Chair) Bruce M. Gans, M.D. Barbara D. Gilmore Gerard M. Martin Michael E. Wagner, M.D. 2 meetings in the fiscal year ended December 31, 2019

Our Nominating and Governance Committee is comprised solely of Independent Directors. Its primary role is to identify individuals qualified to become Board members, consistent with criteria approved by our Board, and to recommend candidates to the entire Board for nomination or selection as Board members for each annual meeting of stockholders or when vacancies occur; to perform certain assessments of our Board and Board committees, including to assess the independence of Directors and Director nominees, and to develop and recommend to our Board governance principles for our Company. Under its charter, our Nominating and Governance Committee is also responsible for considering and reporting on our succession planning to our Board.

Mr. Martin and Dr. Wagner were appointed to our Nominating and Governance Committee on February 26, 2020.

Quality of Care Committee

Members Bruce M. Gans, M.D. (Chair) Donna D. Fraiche Barbara D. Gilmore Gerard M. Martin Michael E. Wagner, M.D. 3 meetings in the fiscal year ended December 31, 2019

The primary role of our Quality of Care Committee is to review and monitor the quality of healthcare and senior living services we provide to our residents, patients and customers. Our Quality of Care Committee also periodically makes recommendations to management to improve the quality of our services and periodically reports to our Board regarding its activities.

Dr. Wagner was appointed to our Quality of Care Committee on February 26, 2020.

FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement    17

BOARD MEETINGS

In the fiscal year 2019, our Board held seven meetings. In the fiscal year 2019, each then Director attended 75% or more of the aggregate of all meetings of our Board and the committees on which he or she served or that were held during the period in which the Director served as a Director or committee member. Our policy with respect to Board members' attendance at meetings of our Board and annual meetings of stockholders can be found in our Governance Guidelines, the full text of which appears at our website, www.fivestarseniorliving.com.

DIRECTOR COMPENSATION

Compensation of Directors

Our Board believes that competitive compensation arrangements are necessary to attract and retain qualified Independent Directors. On June 11, 2019, after conducting a market review with respect to leading companies of similar size to us as well as an industry peer group and other companies managed by RMR LLC or its subsidiaries, upon the recommendation of our Compensation Committee, our Board approved our compensation arrangements for our Independent Directors, including eliminating meeting fees with respect to meetings of our Board and its committees in favor of annual retainers, which our Board believes is consistent with market practice.

Under the currently effective Director compensation arrangements, each Independent Director receives an annual fee of $75,000 for services as a Director. The annual fee for any new Independent Director is prorated for the initial year. Each Independent Director who serves as a committee chair of our Audit Committee, Quality of Care Committee, Compensation Committee or Nominating and Governance Committee also receives an additional annual fee of $22,500, $22,500, $12,500 and $12,500, respectively, and our Lead Independent Director also receives an additional annual cash retainer fee of $17,500 for serving in this role. Directors are reimbursed for travel expenses they incur in connection with their duties as Directors and for out of pocket costs they incur in connection with their attending certain continuing education programs.

Each Independent Director and Managing Director also receives an award of Common Shares annually, which was 1,250 Common Shares in 2019 (giving effect to the one-for-ten reverse stock split affected on our Common Shares as of September 30, 2019). Managing Directors do not receive cash compensation for their services as Directors.

Director Share Ownership Guidelines

Our Board believes it is important to align the interests of Directors with those of our stockholders, and for Directors to hold equity ownership positions in the Company. Accordingly, each Director is expected to retain at least 5,000 Common Shares, whether vested or not, within five years following: (i) if elected by stockholders, the annual meeting of stockholders of the Company at which such Director was initially elected or, (ii) if appointed by our Board, the first annual meeting of stockholders of the Company following the initial appointment of such Director to our Board. Compliance with these ownership guidelines is measured annually. Any Director who is prohibited by law or by applicable regulation of his, her or their employer from owning equity in the Company is exempt from this requirement. Our Nominating and Governance Committee may consider whether exceptions should be made for any Director on whom this requirement could impose a financial hardship.

As of March 16, 2020, all Directors have met or, within the applicable period, are expected to meet, these share ownership guidelines.

18    FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement

Fiscal Year 2019 Director Compensation

The following table details the total compensation of the Directors for the fiscal year ended December 31, 2019 for services as a Director.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards($)(2)	All Other Compensation ($)	Total ($)

Jennifer B. Clark(4)	—	—	—	—
Donna D. Fraiche	127,500	6,750	—	134,250
Bruce M. Gans, M.D.	125,000	6,750	—	131,750
Barbara D. Gilmore	120,000	6,750	—	126,750
Gerard M. Martin(3)	—	6,750	—	6,750
Adam D. Portnoy(3)	—	6,750	—	6,750
Michael E. Wagner, M.D.(4)	—	—	—	—

(1)
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Director in 2019, consisting of a $75,000 annual cash fee and each of Ms. Fraiche, Dr. Gans and Ms. Gilmore earned an additional $12,500, $35,000 and $22,500, respectively, for service as a committee chair in 2019. Prior to the adoption of the new Independent Director compensation arrangements described above on June 11, 2019, each Independent Director earned a fee of $1,250 for each meeting attended, and up to two $1,250 fees were paid if a Board meeting and one or more Board committee meetings, or two or more Board committee meetings, were held on the same date. Ms. Fraiche, Dr. Gans and Ms. Gilmore each earned an additional $15,000 in fees for meetings attended in 2019. Ms. Fraiche also earned $17,500 for her role as Lead Independent Director in 2019. Ms. Gilmore and Ms. Fraiche each earned $7,500 for serving as co-chairs of a special committee of our Board, comprised solely of Independent Directors, which led the negotiations of the Restructuring Transaction (as defined in "Certain Related Person Transactions" below).

(2)
Equals 1,250 Common Shares multiplied by the closing price of such shares on June 11, 2019, the award date (giving effect to the one-for-ten reverse stock split affected on our Common Shares as of September 30, 2019). Amounts shown are also the compensation cost for the award recognized by the Company for financial reporting purposes pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718, "Compensation—Stock Compensation" ("ASC 718") (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the grant). No assumptions were used in this calculation. All Common Share awards fully vested on the award dates.

(3)
Managing Directors do not receive cash compensation for their services as Directors. On February 26, 2020, Mr. Martin was designated an Independent Director.

(4)
Our Board elected, effective as of February 26, 2020, Ms. Clark as a Managing Director and Dr. Wagner as an Independent Director.

FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement    19

OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

Directors and Executive Officers

The following table sets forth information regarding the beneficial ownership of the outstanding Common Shares by each Director and Director nominee, each of our named executive officers and our Directors, Director nominees, named executive officers and other executive officers as a group, all as of March 16, 2020. Unless otherwise noted, to our knowledge, voting power and investment power in the Common Shares are exercisable solely by the named person and the principal business address of the named person is c/o Five Star Senior Living Inc. 400 Centre Street, Newton, Massachusetts 02458. The number of shares in the table reflects the one-for-ten reverse stock split affected on our Common Shares as of September 30, 2019.

Name	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information

Adam D. Portnoy	2,000,115	6.3%	Includes 1,972,783 Common Shares owned by ABP Acquisition LLC, a wholly owned subsidiary of ABP Trust. Mr. Portnoy holds shares of beneficial interest in, and is the sole trustee of, ABP Trust. Voting and investment power with respect to such Common Shares may be deemed to be shared by Mr. Portnoy, ABP Trust and ABP Acquisition LLC.

As set forth in the below table, DHC beneficially owns 10,691,658 Common Shares. Adam Portnoy is a managing trustee of DHC and DHC is managed by RMR LLC, which is a majority owned subsidiary of RMR Inc. and of which RMR Inc. is the managing member. Mr. Portnoy is the controlling stockholder of RMR Inc. Mr. Portnoy and RMR LLC may not act to vote or sell the Common Shares owned by DHC without the authorization of the board of trustees of DHC, which is comprised of five trustees. As a result, Mr. Portnoy has determined that he does not beneficially own the Common Shares owned by DHC and therefore the Common Shares owned by DHC are not referenced as beneficially owned by him in this table.

Gerard M. Martin	30,451	Less than 1%
Katherine E. Potter	30,223	Less than 1%
Jennifer B. Clark(2)	25,316	Less than 1%
Richard A. Doyle, Jr.(1)	19,145	Less than 1%
Barbara D. Gilmore	14,075	Less than 1%	Includes 1,000 Common Shares owned by Ms. Gilmore's husband.
Bruce M. Gans, M.D.	13,194	Less than 1%
Donna D. Fraiche	10,100	Less than 1%
Jeffrey C. Leer(1)	8,199	Less than 1%
Margaret S. Wigglesworth	7,500	Less than 1%
Michael E. Wagner, M.D.(2)	2,000	Less than 1%

All Directors, Director nominees, named executive officers and other executive officers as a group (11 persons)	2,160,318	6.8%

*
Amounts exclude fractional shares.

**
Based on 31,543,711 Common Shares outstanding as of the record date, March 16, 2020.

(1)
Mr. Doyle resigned as Executive Vice President, Chief Financial Officer and Treasurer, effective May 31, 2019. Our Board elected Mr. Leer as Executive Vice President, Chief Financial Officer and Treasurer, effective June 1, 2019. In connection with his resignation, the Company and RMR LLC entered into a letter agreement with Mr. Doyle on May 2, 2019. Pursuant to the letter agreement, Mr. Doyle continued to serve as the Company's Executive Vice President, Chief Financial Officer and Treasurer through May 31, 2019 and thereafter remained employed by the Company through December 31, 2019, after which his employment terminated. For additional information with respect to this agreement and Mr. Doyle's separation, please see the section entitled "Related Person Transactions" and the section entitled "Potential Payments Upon Termination or Change in Control" in this Proxy Statement.

(2)
Our Board elected, effective as of February 26, 2020, Ms. Clark as a Managing Director and Dr. Wagner as an Independent Director.

20    FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement

Principal Stockholders

Set forth in the table below is information about the number of Common Shares held by persons we know to be the beneficial owners of more than 5.0% of the outstanding Common Shares. The number of shares in the table reflects the one for ten reverse stock split as of September 30, 2019.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information

Diversified Healthcare Trust and DHC Holdings LLC (together, the "DHC Parties") Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	10,691,658	33.9%	Based on a Schedule 13D/A filed with the SEC on March 18, 2020 by the DHC Parties:

•

DHC directly owns and has sole voting and dispositive power over 2,515,633 Common Shares and has shared voting power and dispositive voting power over 8,176,025 Common Shares and beneficially owns 10,691,658 Common Shares.

•

DHC Holdings LLC, a wholly owned subsidiary of DHC, beneficially owns and has shared voting and dispositive power over 8,176,025 Common Shares.

ABP Acquisition LLC, ABP Trust and Adam D. Portnoy (collectively, the "ABP Parties") Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	2,000,115	6.3%	Based on a Schedule 13D/A filed with the SEC on January 2, 2020 by the ABP Parties:

•

ABP Acquisition LLC, a wholly owned subsidiary of ABP Trust, directly owns and has shared voting and dispositive power over 1,799,999 Common Shares. ABP Trust beneficially owns and has shared voting and dispositive power over these 1,972,783 Common Shares.

•

Adam Portnoy directly owns and has sole voting and dispositive power over 27,332 Common Shares and beneficially owns and has shared voting and dispositive power over 1,972,783 Common Shares.

*
Beneficial ownership of the ABP Parties is shown as of January 2, 2020 and beneficial ownership of the DHC Parties is shown as of March 18, 2020.

**
Our charter and other agreements, to which we are a party, place restrictions on the ability of any person or group to acquire beneficial ownership of more than 9.8% of any class of our equity shares. Additionally, the terms of our agreements with DHC contain provisions whereby our rights under these agreements may be cancelled by DHC upon the acquisition by any person or group of more than 9.8% of our voting stock or upon other change in control events, as defined. If the violation of these ownership limitations causes a contract default, stockholders causing the default may become liable to us or to other stockholders for damages. The ABP Parties received (i) exceptions to the ownership restrictions set forth in our charter that would allow the ABP Parties and certain related persons to acquire and own, in aggregate, up to 38.0% of our issued and outstanding Common Shares and (ii) waivers for any default or event of default under any lease, management or other agreement between or among us and DHC, or any of our or DHC's subsidiaries, arising or resulting from the grant of such exceptions or the acquisition by the ABP Parties, in aggregate, of up to 38.0% of our issued and outstanding Common Shares. In connection with the share issuances on January 1, 2020 pursuant to the restructuring of our business arrangements with DHC, our Board granted DHC similar waivers and exceptions to the ownership restrictions in our charter and other agreements. In addition, in order to help us preserve the tax treatment of our net operating losses and other tax benefits, our Bylaws generally provide that transfers of our shares to a person, entity or group that is then, or would become as a result, an owner of 5.0% or more of our outstanding shares under applicable standards would be void in total for transferees then already owning 5.0% or more of our shares, and for transferees that would otherwise become owners of 5.0% or more of our shares, to the extent the transfer would so result in such level of ownership by the proposed transferee and to the extent not approved by us. The 5.0% ownership limitation under our Bylaws is determined based on applicable tax rules. The ABP Parties and DHC do not own 5.0% or more of our shares in violation of the 5.0% ownership limitation as determined under our Bylaws.

The percentages indicated are based on 31,543,711 Common Shares outstanding as of March 18, 2020.

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EXECUTIVE COMPENSATION

The following tables and footnotes summarize the total compensation of our President and Chief Executive Officer, Executive Vice President, Chief Financial Officer and Treasurer and Senior Vice President, Chief Operating Officer who were serving as such officers as of December 31, 2019 and our former Executive Vice President, Chief Financial Officer and Treasurer who served during a portion of the fiscal year ended December 31, 2019, or our "named executive officers." The compensation information for the persons included in the compensation tables are for services rendered to the Company and its subsidiaries and do not include information regarding any compensation received by such persons for services rendered to RMR LLC. All applicable amounts have been adjusted to give effect to the one-for-ten reverse stock split affected on our Common Shares as of September 30, 2019. For further information regarding compensation received by the named executive officers, please see the section entitled "Related Person Transactions." For information regarding the compensation paid by RMR LLC and RMR Inc. to the named executive officers of RMR Inc., please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2019 and its Proxy Statement on Schedule 14A for its 2020 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)		Total ($)

Katherine E. Potter	2019	300,000	475,000	45,000	1,404	(2)	821,404
President and Chief Executive Officer	2018	300,000	425,000	17,500	1,404	(2)	743,904
Jeffrey C. Leer(3)	2019	145,000	205,000	33,750	397	(2)	384,147
Executive Vice President, Chief Financial Officer and Treasurer
Margaret S. Wigglesworth(4)	2019	109,616	115,385	33,750	108	(2)	258,859
Senior Vice President, Chief Operating Officer
Richard A. Doyle, Jr.(3)(5)	2019	132,693	—	—	623,269	(5)	755,962
Former Executive Vice President,	2018	300,000	425,000	17,500	1,404	(2)	743,904
Chief Financial Officer and Treasurer

(1)
Represents the grant date fair value of Common Share awards in 2019 and 2018, as applicable, calculated in accordance with ASC 718 (which equals the closing price of the shares on the award date multiplied by the number of shares subject to the grant). No assumptions were used in this calculation.

(2)
Reflects the portion of executive officer life insurance premiums and accidental death and disability insurance premiums that the Company paid.

(3)
Mr. Doyle resigned as Executive Vice President, Chief Financial Officer and Treasurer, effective May 31, 2019. Our Board elected Mr. Leer as Executive Vice President, Chief Financial Officer and Treasurer, effective June 1, 2019. In connection with his resignation, the Company and RMR LLC entered into a letter agreement with Mr. Doyle on May 2, 2019. Pursuant to the letter agreement, Mr. Doyle continued to serve as the Company's Executive Vice President, Chief Financial Officer and Treasurer through May 31, 2019 and thereafter remained employed by the Company through December 31, 2019, after which his employment terminated. For additional information with respect to this agreement and Mr. Doyle's separation, please see the section entitled "Related Person Transactions" and the section entitled "Potential Payments Upon Termination or Change in Control" in this Proxy Statement.

(4)
Ms. Wigglesworth has been Senior Vice President and Chief Operating Officer of the Company since August 2019.

(5)
Other compensation for Mr. Doyle includes a $576,000 cash payment in connection with his resignation, $46,157 in accrued vacation payout and $1,112 in officer life insurance premiums and accidental death and disability insurance premiums.

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2019 Outstanding Equity Awards at Fiscal Year End

The agreements governing the Common Shares awarded by us to the named executive officers in 2019 in their capacity as our officers provided that one fifth of each award vested on the date of the award and an additional one fifth vests on each of the next four anniversaries of the award date. In the event a recipient who has been granted a Common Share award ceases continuing to render significant services as an employee or otherwise, to us, RMR LLC or any company to which RMR LLC provides management services or that is affiliated with RMR LLC during the vesting period, at the Company's option, the recipient shall forfeit the Common Shares that have not yet vested. Holders of vested and unvested Common Shares awarded under the Five Star Senior Living Inc. 2014 Equity Compensation Plan, as amended (the "2014 Equity Compensation Plan"), or under any prior equity compensation plans receive distributions that the Company makes, if any, on its Common Shares on the same terms as other holders of the Common Shares.

The following table shows the total Common Shares awarded by us to our named executive officers in their capacity as our officers or officers of RMR LLC that were unvested as of December 31, 2019.

		Stock Awards
Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)

Katherine E. Potter	2019	8,000	29,680
	2018	3,000	11,130
	2017	1,600	5,936
	2016	800	2,968
Jeffrey C. Leer(3)	2019	6,000	22,260
	2018	84	312
Margaret S. Wigglesworth	2019	6,000	22,260
Richard A. Doyle(4)	2019	—	—
	2018	3,000	11,130
	2017	2,000	7,420
	2016	1,000	3,710

(1)
The Common Shares awarded in 2019, 2018, 2017 and 2016 were awarded on December 11, 2019, December 11, 2018, December 13, 2017 and December 7, 2016, respectively.

(2)
Equals the number of Common Shares not vested multiplied by the closing price of the Common Shares on December 31, 2019.

(3)
The Common Shares awarded to Mr. Leer in 2018 were awarded to him in his capacity as an officer of RMR LLC.

(4)
Under Mr. Doyle's letter agreement, the Common Shares set forth in the table vested in full on December 31, 2019.

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Potential Payments upon Termination or Change in Control

The form of share award agreement for awards made to our named executive officers provides for acceleration of vesting of all share awards (including those previously awarded) upon the occurrence of (i) a change in control of the Company (a "Change in Control") or (ii) RMR LLC ceasing to be the manager or shared services provider to the Company or certain employment termination events (a "Termination Event").

The following table describes the potential payments to our named executive officers upon a Change in Control or Termination Event, if such event had occurred, as of December 31, 2019.

Name	Number of Shares Vested Upon Change in Control or Termination Event (#)	Value Realized on Change in Control or Termination Event as of December 31, 2019 ($)(1)

Katherine E. Potter	13,400	49,714
Jeffrey C. Leer	6,084	22,572
Margaret S. Wigglesworth	6,000	22,260
Richard A. Doyle, Jr.(2)	6,000	22,260

(1)
Equals the number of Common Shares multiplied by the closing price of the Common Shares on December 31, 2019.

(2)
On May 2, 2019, the Company entered into a letter agreement with Mr. Doyle in connection with his resignation from the Company. Pursuant to that agreement, all the Common Shares listed in the table fully vested on December 31, 2019. In addition, pursuant to the letter agreement, the Company paid Mr. Doyle release payments in the total amount of $520,000, less applicable taxes and deductions, payable in two equal installments on each of May 31, 2019, and December 31, 2019. Such amounts are not included in the table immediately above. For additional information with respect to this agreement and Mr. Doyle's resignation, please see the Company's Quarterly Report on Form 10-Q filed with SEC on May 8, 2019.

Although we have no formal policy, plan or arrangement for payments to employees of the Company or RMR LLC in connection with the termination of their employment with the Company or RMR LLC, we may in the future provide on a discretionary basis for the acceleration of vesting of Common Shares previously awarded to them under the 2014 Equity Compensation Plan depending on various factors we then consider relevant and if we believe it is in our best interests to do so.

For a discussion of the consequences of a Change in Control or Termination Event under our business management agreement with RMR LLC, please see the section entitled "Certain Related Person Transactions."

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PROPOSAL 2: APPROVAL OF THE AMENDED AND RESTATED 2014 EQUITY COMPENSATION PLAN

Our Board believes that the availability of equity-based compensation is a significant factor in our ability to attract, retain and motivate the employees, officers, directors and other service providers who are critical to our success. In order to achieve these objectives, our Board has unanimously approved, and unanimously recommends that stockholders approve, the Amended and Restated 2014 Equity Compensation Plan (the "Amended and Restated 2014 Equity Compensation Plan"), in the form attached as Annex A. The principal changes effected by the amendment and restatement (as compared to the Company's existing 2014 Equity Compensation Plan, or the "Predecessor Plan") are:

  •
  An increase in the number of shares available for issuance under the plan from 507,259 to 2,907,259;

  •
  Strengthening of the existing plan prohibitions on repricing options and stock appreciation rights;

  •
  Providing for accelerated vesting in the event of a Change in Control or Termination Event (as those terms are defined in the plan); and

  •
  Extension of the term of the plan until the tenth anniversary of the Company's 2020 Annual Meeting of Stockholders.

If stockholder approval of the Amended and Restated 2014 Equity Compensation Plan is not obtained, we will continue to use the Predecessor Plan as our equity compensation vehicle, until the available shares under that plan are exhausted or the term of that plan expires on September 30, 2024.

Summary of the Amended and Restated 2014 Equity Compensation Plan

The following summary of the material features of the Amended and Restated 2014 Equity Compensation Plan is qualified in its entirety by reference to the complete text of the Amended and Restated 2014 Equity Compensation Plan, attached as Annex A.

Purpose, Eligible Persons, Effective Date and Duration

The Amended and Restated 2014 Equity Compensation Plan will become effective on the date of the 2020 Annual Meeting of Stockholders, subject to stockholder approval. The purpose of the Amended and Restated 2014 Equity Compensation Plan is to encourage the employees, officers, directors and other service providers of the Company or of its subsidiaries to continue their association with us by providing favorable opportunities for them to participate in the ownership of Common Shares. The Amended and Restated 2014 Equity Compensation Plan allows us to grant awards with respect to Common Shares ("Stock Awards"), including restricted Common Shares ("Restricted Stock"), options to acquire Common Shares ("Options"), stock appreciation rights ("SARs"), restricted stock units ("RSUs") and other rights to compensation determined by the value of the Common Shares. Stock Awards, Restricted Stock, SARs, RSUs and other rights which may be granted under the Amended and Restated 2014 Equity Compensation Plan (not including Options) are referred to below collectively as "Other Rights." As of March 16, 2020, approximately 23,500 persons, principally employees, are eligible to receive Options and Other Rights pursuant to the Amended and Restated 2014 Equity Compensation Plan. The term of the Amended and Restated 2014 Equity Compensation Plan is scheduled to continue until the tenth anniversary of the 2020 Annual Meeting of Stockholders, after which the plan is scheduled to terminate. Any termination of the Amended and Restated 2014 Equity Compensation Plan will not affect awards made prior to termination, but no new awards will be made under the plan after termination.

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Shares Subject to the Plan

The Predecessor Plan currently provides that an aggregate of 507,259 Common Shares are available for grant under the plan pursuant to grants of Options and Other Rights. Since the 2014 Equity Compensation Plan was initially adopted, 345,395 shares of Restricted Stock have been granted pursuant to the plan. As of March 16, 2020, 174,648 Common Shares were available for grants of future awards under the plan, and there were 93,258 unvested shares of Restricted Stock outstanding, which remain subject to possible forfeiture to, or repurchase for nominal consideration by, us as provided in the restricted share award agreement. In addition, to the extent that Common Shares under the Amended and Restated 2014 Equity Compensation Plan are subject to an award which lapses or is forfeited, any Common Shares subject to such award will again become available for grant under the terms of the Amended and Restated 2014 Equity Compensation Plan. Common Shares issuable under the Amended and Restated 2014 Equity Compensation Plan may be authorized but unissued shares. In the event of any change in the number or kind of Common Shares outstanding pursuant to a reorganization, recapitalization, exchange of shares, stock dividend, split or combination of shares or similar event, appropriate adjustments will be made to the number of authorized Common Shares under the Amended and Restated 2014 Equity Compensation Plan, to the number of Common Shares subject to outstanding grants or awards, to the exercise price per share of Options or SARs and to the kind of shares which may be distributed under the Amended and Restated 2014 Equity Compensation Plan, among other things. The total amount of Common Shares subject to Options which constitute "incentive stock options" (as described below) that may be granted to any single individual in any calendar year under the plan may not exceed in the aggregate 100,000 and all Common Shares available under the plan may be granted as incentive stock options ("ISOs").

Administration

The Amended and Restated 2014 Equity Compensation Plan will be administered by our Compensation Committee. Among other things, our Compensation Committee makes determinations regarding: (i) the persons to whom Options and Other Rights will be granted; (ii) the number and the terms and conditions of Options or Other Rights granted to each such person, including the price per share to be paid upon exercise of any Option and the period within which each such Option or Other Right vests (if any) and, if applicable, may be exercised; and (iii) the interpretation of the Amended and Restated 2014 Equity Compensation Plan and the establishment of rules and regulations for its administration. Our Board may also undertake the roles and responsibilities of our Compensation Committee under the plan.

Options

Our Compensation Committee may grant Options to any individual eligible to participate in the plan. Our Compensation Committee makes determinations regarding the number of Common Shares subject to an Option, its exercise price, its vesting conditions, the manner and time of its exercise and whether the Option is intended to qualify as an ISO, which is an option which is eligible for favorable tax treatment under the Internal Revenue Code (the "Code"), as discussed in more detail below. ISOs may be issued only to employees of the Company or a subsidiary of the Company. Options that are not intended to qualify as ISOs are referred to as nonqualified stock options ("NSOs").

In the case of any Option, the exercise price may not be less than the "fair market value" of the Common Shares on the date the Option is granted; provided, however, that in the case of an employee who owns (or is considered to own under Section 424(d) of the Code) shares possessing more than 10% of the total combined voting power of all classes of the Company's shares or any of its subsidiaries, the price at which Common Shares may be purchased pursuant to an ISO may not be less than 110% of the fair market value of the Common Shares on the date the ISO is granted.

The duration of the ISOs and NSOs granted under the plan may be specified pursuant to each respective stock option agreement, but in no event can any ISO be exercisable after the expiration of 10 years after the date of grant. In the case of any employee who owns (or is considered under Section 424(d) of the Internal Revenue Code (the "Code") as owning) shares possessing more than 10% of the total combined

26    FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement

voting power of all classes of the Company's shares or any of the Company's subsidiaries, no ISO shall be exercisable after the expiration of five years from its date of grant. Options may be exercisable during their entire duration or during any lesser period of time, as specified in the Option agreement.

The Option exercise price may generally be paid in cash, in Common Shares owned by the optionee, by delivery of a recourse promissory note secured by the Common Shares acquired upon exercise of the Option or by means of a "cashless exercise" procedure.

Stock Appreciation Rights

Our Compensation Committee may grant SARs to eligible participants as to such number of Common Shares and on such terms and conditions as the committee may determine. SARs may be granted separately or in connection with ISOs or NSOs. Upon exercise of a SAR, the holder is entitled to receive payment equal to the excess of the fair market value, on the date of exercise, of the number of Common Shares for which the SAR is exercised, over the exercise price for such Common Shares under a related Option, or if there is not a related Option, over an amount per share stated in the written agreement setting forth the terms and conditions of the SAR which may not be less than the fair market value of the shares on the date of grant. Payment may be made in cash or other property, including Common Shares, in accordance with the provisions of the applicable SAR agreement. Upon the exercise of a SAR related to an Option, the Option shall terminate as to the number of Common Shares for which the SAR is exercised.

Stock Awards and Restricted Stock

Our Compensation Committee may grant to eligible participants a number of Common Shares (which may be, but are not required to be, shares of Restricted Stock) determined in the committee's discretion, subject to terms and conditions determined by the committee, including unconditional grants and grants with conditions that may require the holder to forfeit the Common Shares (or permit us to repurchase the Common Shares for nominal consideration) in the event that the holder ceases to provide services to us before a stated time. Unlike holders of Options and SARs, a holder of Restricted Stock has the rights of a stockholder to vote and to receive payment of dividends on the Restricted Stock, unless otherwise specified in the agreement that sets forth the terms on which the Restricted Stock is granted.

Restricted Stock Units

Our Compensation Committee may grant to eligible participants the right to receive a number of Common Shares, subject to terms and conditions determined by the committee, including conditions that may require the holder to forfeit such right in the event that the holder ceases to provide services to us before a stated time. Holders of RSUs do not have the rights of stockholders unless and until Common Shares are issued in respect of the award.

Other Stock Based Awards

Our Compensation Committee may grant to eligible participants other awards of, or determined with respect to, Common Shares, subject to terms and conditions determined by the committee.

Equitable Adjustment

If, while awards remain outstanding under the Amended and Restated 2014 Equity Compensation Plan, the Company merges or consolidates with another corporation or in the event of similar corporate events, then our Compensation Committee, in its discretion, may make equitable adjustments to awards under the plan to reflect such transaction.

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Change in Control or Termination Event

The Amended and Restated 2014 Equity Compensation Plan provides that upon either a Change in Control or a Termination Event (as such terms are defined in the plan), awards under the plan will become fully vested and (if applicable) exercisable.

Amendments to the Plan

Our Board may modify, revise or terminate the Amended and Restated 2014 Equity Compensation Plan at any time and from time to time, except that approval of our stockholders is required with respect to any amendment to change the aggregate number of Common Shares that may be issued under Options or granted pursuant to the plan, change the class of persons eligible to receive Options or Other Rights or make any other change that requires stockholder approval under applicable law or listing standard. Amendments adversely affecting outstanding Options or Other Rights may not be made without the consent of the holder of the Option or Other Right.

Other than with respect to equitable adjustments as described above, we may not increase the aggregate number of Common Shares that may be issued under Options or granted pursuant to the Amended and Restated 2014 Equity Compensation Plan without stockholder approval.

The closing price of the Common Shares on The Nasdaq Stock Market on April 14, 2020 was $3.35.

Tax Treatment

The following description of the United States federal income tax consequences of Options and Other Rights is general and does not purport to be complete.

Tax Treatment of Options

An optionee realizes no taxable income when a NSO is granted. Instead, the difference between the fair market value of the Common Shares subject to the NSO and the exercise price paid is taxed as ordinary compensation income when the NSO is exercised. The difference is measured and taxed as of the date of exercise, if the Common Shares are not subject to a "substantial risk or forfeiture", or as of the date or dates on which the risk terminates in other cases. An optionee may elect to be taxed on the difference between the exercise price and the fair market value of the Common Shares on the date of exercise, even though some or all of the Common Shares acquired are subject to a substantial risk of forfeiture. Gain on the subsequent sale of the Common Shares is taxed as capital gain. We receive no tax deduction on the grant of a NSO, but we are entitled to a tax deduction when the optionee recognizes taxable income on or after exercise of the NSO, in the same amount as the income recognized by the optionee.

Generally, an optionee incurs no federal income tax liability on either the grant or the exercise of an ISO, although an optionee will generally have taxable income for alternative minimum tax purposes at the time of exercise equal to the excess of the fair market value of the Common Shares subject to an ISO over the exercise price. Provided that the Common Shares are held for at least one year after the date of exercise of the related ISO and at least two years after its date of grant, any gain realized on subsequent sale of the Common Shares will be taxed as long term capital gain. If the Common Shares are disposed of within a shorter period of time, the optionee will recognize ordinary compensation income in an amount equal to the difference between the sales price and the ISO exercise price or (if less) the difference between the fair market value at the time of exercise and the ISO exercise price. We receive no tax deduction on the grant or exercise of an ISO, but we are entitled to a tax deduction if the optionee recognizes taxable income on account of a premature disposition of ISO Common Shares, in the same amount and at the same time as the optionee's recognition of income.

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Tax Treatment of SARs

A recipient recognizes no income upon the grant of a SAR, but upon its exercise realizes ordinary compensation income in an amount equal to the cash or cash equivalent that he receives at that time. If the recipient receives Common Shares upon exercise of the SAR, the recipient recognizes ordinary income measured by the fair market value of the Common Shares so received (or, if the Common Shares are subject to a substantial risk of forfeiture, at the date or dates on which the risk expires, unless the recipient elects to be taxed at the time of exercise).

Tax Treatment of Restricted Stock and Other Stock Awards

A person who receives a grant of Restricted Stock generally will not recognize ordinary compensation income at the time the award is received, but will recognize ordinary compensation income when restrictions constituting a substantial risk of forfeiture lapse. The amount of such income will be equal to the excess of the aggregate fair market value, as of the date the restrictions lapse, over the amount (if any) paid by the holder for the Restricted Stock. Alternatively, a recipient of Restricted Stock may elect to be taxed instead on the excess of the fair market value of the Restricted Stock at the time of grant over the amount (if any) paid by the recipient for the Restricted Stock, notwithstanding the restrictions on the stock. Recipients of Stock Awards that are not subject to restrictions will recognize ordinary compensation income at the time the award is received, equal to the excess of the aggregate fair market value of the shares over the amount (if any) paid by the holder for the shares. All such taxable amounts are deductible by the Company at the time and in the amount of the ordinary compensation income recognized by the recipient.

Tax Treatment of Restricted Stock Units

In general, the grant of RSUs will not result in income for the person who receives the grant or in a tax deduction for the Company. Upon the settlement of such an award in cash or shares, the participant will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction at the same time and in the same amount.

Interests of Certain Persons in Matters to Be Acted Upon

Our officers, employees, consultants, other service providers and non-employee directors are eligible to receive awards under the Amended and Restated 2014 Equity Compensation Plan in the discretion of our Compensation Committee. Future grants under the Amended and Restated 2014 Equity Compensation Plan will be made at the discretion of our Compensation Committee and thus are not determinable at this time.

Share Usage

The following table sets forth the annual share usage under the Predecessor Plan for the last three calendar years. The number of shares in the table reflects the one-for-ten reverse stock split affected on our Common Shares as of September 30, 2019.

Year	Awards Granted (number of shares)	Weighted Average Shares Outstanding

2017	59,060	4,920,369
2018	47,100	4,968,734
2019	85,800	5,006,210

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Equity Compensation Plan Information

The following table shows information with respect to securities authorized for issuance under the equity compensation plans maintained by the Company as of December 31, 2019.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

	(a)	(b)	(c)
Equity compensation plans approved by security holders—2014 Equity Compensation Plan	None	None	176,460
Equity compensation plans not approved by security holders	None	None	None
Total	None	None	176,460

Approval of the Amended and Restated 2014 Equity Compensation Plan requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting of Stockholders.

Our Board of Directors recommends a vote "FOR" the approval of the Amended and Restated 2014 Equity Compensation Plan.

30    FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement

PROPOSAL 3: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, the Company seeks a non-binding advisory vote from its stockholders to approve the compensation of its named executive officers as described in the "Executive Compensation" section beginning on page 22.

Our executive compensation is designed to reward executive performance that contributes to our success and increases stockholder value, while encouraging behavior that is in our and our stockholders' long term best interests.

Our Board recommends that stockholders vote FOR the following resolution:

  RESOLVED: That the stockholders of the Company approve, on a non-binding, advisory basis, the compensation paid by the Company to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in this Proxy Statement.

Because your vote is advisory, it will not be binding upon our Board or our Compensation Committee. However, our Board values stockholders' opinions and our Compensation Committee will take into account the outcome of the vote, among other things, when considering future executive compensation decisions.

Our current policy, consistent with the prior vote of our stockholders, is to provide stockholders with an opportunity to approve, on an advisory basis, the compensation of our named executive officers every three years at the annual meeting of stockholders. The stockholders last approved the compensation of the Company, on an advisory basis, at the 2017 Annual Meeting. Accordingly, we are providing stockholders with an opportunity to approve this compensation at the 2020 Annual Meeting.

In evaluating our compensation process for 2019, our Compensation Committee generally considered the results of the most recent advisory vote of our stockholders on the compensation of the executive officers named in the proxy statement for the Company's 2017 annual meeting of stockholders.

Approval of the advisory vote to approve executive compensation requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the 2020 Annual Meeting.

Our Board of Directors recommends a vote "FOR" the advisory vote to approve executive compensation.

FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement    31

PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS INDEPENDENT AUDITORS

Our Audit Committee has the sole authority and responsibility to hire, evaluate and, when appropriate, replace our independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors. Our Audit Committee is responsible for approving the audit and permissible non-audit services provided by the independent auditors and the associated fees.

Our Audit Committee evaluates the performance of our independent auditors annually and determines whether to re-engage the current independent auditors or consider other audit firms. In doing so, our Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors' technical expertise and knowledge of our operations and industry, the auditors' independence, legal proceedings involving the auditors, the results of Public Company Accounting Oversight Board ("PCAOB") inspections and peer quality reviews of the auditors and the auditors' reputation in the marketplace. In connection with the mandated rotation of the independent auditors' lead engagement partner, our Audit Committee and its chair consider the selection of the new lead engagement partner identified by the independent auditors.

Based on this evaluation, our Audit Committee has appointed RSM US LLP to serve as our independent auditors for the fiscal year ending December 31, 2020. RSM US LLP has served as our independent auditors since October 6, 2014, and is considered by management and our Audit Committee to be well qualified.

Our Audit Committee has determined to submit its selection of the independent auditors to our stockholders for ratification. This vote will ratify prior action by our Audit Committee and will not be binding upon our Audit Committee. However, our Audit Committee may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines who to appoint as our independent auditors in the future.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided to us by RSM US LLP for the fiscal years ended December 31, 2019 and 2018.

	2019 Fees(1)	2018 Fees
Audit Fees	$932,036	$870,463
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

(1)
The amount of audit fees for 2019 is based on the fees billed and paid to date and on the estimate for remaining fees provided by RSM US LLP to and approved by our Audit Committee for services provided by RSM US LLP, including in connection with the audit of the Company's 2019 financial statements. The final amount of the fees for those services may vary from the estimate provided.

Audit Fees. This category includes fees associated with the annual financial statements audit and related audit procedures, an audit of internal control over financial reporting, work performed in connection with

32    FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement

any registration statements and any applicable Current Reports on Form 8-K and the review of any of the Company's Quarterly Reports on Form 10-Q.

Audit Related Fees. This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees." These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.

Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees. This category consists of services that are not included in the above categories.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Our Audit Committee has established policies and procedures that are intended to control the services provided by our independent auditors and to monitor their continuing independence. Under these policies, our independent auditors may not undertake any services unless the engagement is specifically approved by our Audit Committee or the services are included within a category that has been approved by our Audit Committee. The maximum charge for services is established by our Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, our management is required to notify our Audit Committee when approved services are undertaken and our Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. Our Director of Internal Audit is responsible for reporting to our Audit Committee regarding compliance with these policies and procedures.

Our Audit Committee will not approve engagements of the independent auditors to perform non-audit services for the Company if doing so will cause the independent auditors to cease to be independent within the meaning of applicable SEC or Nasdaq rules. In other circumstances, our Audit Committee considers, among other things, whether our independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the rules of the PCAOB. All services for which we engaged our independent auditors in fiscal year 2019 and 2018 were approved by our Audit Committee. The total fees for audit services provided by RSM US LLP in fiscal year 2019 and fiscal year 2018 are set forth above. We did not engage RSM US LLP to provide any non-audit services in 2019 or 2018.

Other Information

We have been advised by RSM US LLP that neither the firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in the Company or its subsidiaries.

One or more representatives of RSM US LLP will be present at the 2020 Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at the 2020 Annual Meeting.

Our Board of Directors recommends a vote "FOR" the ratification of the appointment of RSM US LLP as independent auditors.

FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement    33

REPORT OF OUR AUDIT COMMITTEE

In the course of oversight by our Audit Committee (our "Audit Committee") of our Board of Directors of Five Star Senior Living Inc. (the "Company") of our financial reporting process, our Audit Committee has: (i) reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2019; (ii) discussed with RSM US LLP, our independent auditors, the matters required to be discussed under PCAOB Auditing Standard No. 1301; (iii) received the written disclosures and the letter from our auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding our independent auditors' communications with our Audit Committee concerning independence; (iv) discussed with our independent auditors their independence; and (v) considered whether the provision of non-audit services, if any, by our independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, our Audit Committee recommended to our Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the Securities and Exchange Commission.

Barbara D. Gilmore, Chair Donna D. Fraiche Bruce M. Gans, M.D. Gerard M. Martin Michael E. Wagner, M.D.

34    FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement

FREQUENTLY ASKED QUESTIONS

Proxy Materials and Voting Information

1. What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for the 2020 Annual Meeting include the Notice Regarding the Availability of Proxy Materials, Notice of 2020 Annual Meeting, this Proxy Statement and our Annual Report to Stockholders for the year ended December 31, 2019 (collectively, the "proxy materials"). If you request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.

A proxy statement is a document that the SEC regulations require us to give you when it asks you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy. We are asking you to designate the following three persons as your proxies for the 2020 Annual Meeting: Jennifer B. Clark, Secretary; Adam D. Portnoy, Managing Director; and Katherine E. Potter, President and Chief Executive Officer.

2. What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our registrar and transfer agent, Equiniti Shareowner Services, you are considered a stockholder of record of those shares. If you are a stockholder of record, you should receive only one notice or proxy card for all the Common Shares you hold, whether in certificate or book entry form.

If your shares are held in an account you own at a bank or brokerage or you hold shares through another nominee, you are considered the "beneficial owner" of those shares. If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Common Shares.

If you hold some shares of record and some shares beneficially, you should receive a notice or proxy card for all the Common Shares you hold of record and a separate voting instruction form for the shares from the bank, broker or other nominee through which you own Common Shares.

3. What different methods can I use to vote?

By Written Proxy. All stockholders of record can submit voting instructions by written proxy card. If you are a stockholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m., Eastern time, on June 8, 2020 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

By Telephone or Internet. All stockholders of record also can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or proxy card. Beneficial owners may authorize a proxy by telephone or internet if their bank, broker or other

FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement    35

nominee makes those methods available, in which case the bank, broker or nominee will include the instructions with the proxy voting materials. To authorize a proxy by telephone or internet, you will need the 16-digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. The telephone and internet proxy authorization procedures are designed to authenticate stockholder identities, to allow stockholders to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the internet must be received by 11:59 p.m., Eastern time, on June 8, 2020 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

In Person. All stockholders of record may vote in person at the meeting. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 11.

A stockholder may revoke a proxy at any time before it is voted at the 2020 Annual Meeting, subject to the proxy voting deadlines described above, by authorizing a proxy again on a later date by internet or by telephone (only the last internet or telephone proxy submitted prior to the meeting will be counted), by signing and returning a later dated proxy card or by attending the meeting and voting in person or by sending an original written statement revoking the prior proxy to the Secretary of the Company at our principal executive office (or by hand delivery to the Secretary before the taking of the vote at the 2020 Annual Meeting). If you are a beneficial owner, see the response to question 11.

Beneficial owners who wish to change their votes should contact the organization that holds their shares.

4. Who may vote at the 2020 Annual Meeting?

Holders of record of Common Shares as of the close of business on March 16, 2020, the record date, may vote at the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the record date.

5. What if I authorize a proxy and do not specify how my shares are to be voted?

If you submit a signed proxy card or authorize a proxy by internet or telephone, but do not indicate how your Common Shares should be voted on one or more proposals, then the proxies will vote your shares as our Board recommends on those proposals. Other than the proposals listed on pages 10, 25, 31 and 32, we do not know of any other matters to be presented at the meeting. If any other matters are properly presented at the meeting, the proxies may vote your shares in accordance with their discretion.

6. What is a quorum? How are abstentions and broker non-votes counted?

A quorum of stockholders is required for stockholders to take action at the 2020 Annual Meeting. The presence, in person or by proxy, of stockholders entitled to cast one-third of all the votes entitled to be cast at the 2020 Annual Meeting constitutes a quorum.

Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the person entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter), if any, are included in determining whether a quorum is present. Abstentions are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of any Proposal to be voted on at the 2020 Annual Meeting. A proxy marked "WITHHOLD" with respect to Proposal 1 will have the same effect as an abstention. Broker non-votes are not votes cast and, therefore, will not be included in vote totals and will have no effect on

36    FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement

the outcome of Proposal 1, Proposal 2 or Proposal 3. There can be no broker non-votes on Proposal 4 as it is a matter on which, if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on your behalf.

7. Can I access the proxy materials on the internet? How can I sign up for the electronic proxy delivery service?

The Notice of 2020 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the internet through the conclusion of the 2020 Annual Meeting.

Instead of receiving future copies of our proxy materials by mail, stockholders of record and most beneficial owners may elect to receive these materials electronically. Opting to receive your future proxy materials electronically will reduce the environmental impact of our annual meeting, save us the cost of printing and mailing documents, and also will give you an electronic link to our proxy voting site. Your Notice Regarding the Availability of Proxy Materials instructs you as to how you may request electronic delivery of future proxy materials.

8. How are proxies solicited and what is the cost?

We bear all expenses incurred in connection with the solicitation of proxies. We will request banks, brokers and other nominees to forward proxy materials to the beneficial owners of our Common Shares and to obtain their voting instructions. We will reimburse those firms for their expenses of forwarding proxy materials.

Proxies may also be solicited, without additional compensation, by our Directors and officers and by RMR LLC, its officers and employees and its parent's and subsidiaries' directors, trustees, officers and employees, by mail, telephone or other electronic means or in person.

9. What is householding?

As permitted by the Exchange Act, we may deliver only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of 2020 Annual Meeting, this Proxy Statement and the Annual Report to Stockholders residing at the same address, unless the stockholders have notified us of their desire to receive multiple copies of those documents. This practice is known as "householding."

We will deliver a separate copy of any of those documents to you if you write to the Company at Investor Relations, Five Star Senior Living Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call the Company at (617) 796-8245. If you want to receive separate copies of our notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement    37

2020 Annual Meeting Information

10. How do I attend the 2020 Annual Meeting in person?

Attendance at the meeting is limited to our Directors and officers, stockholders as of the record date (March 16, 2020) or their duly authorized representatives or proxies, and other persons permitted by the Chairman of the meeting. All attendees need to bring photo identification for admission.

  •
  Record owners:  If you are a stockholder as of the record date who holds shares directly, you need not present any documentation to attend the 2020 Annual Meeting, other than photo identification.

  •
  Beneficial owners:  If you are a stockholder as of the record date who holds shares indirectly through a brokerage firm, bank or other nominee, you must present evidence of your beneficial ownership of shares. For this purpose, a copy of a letter or account statement from the applicable brokerage firm, bank or other nominee confirming such ownership will be acceptable and such copy may be retained by the Company. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 11.

If you have questions regarding these admission procedures, please call Investor Relations at (617) 796-8245.

11. How can I vote in person at the meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at the 2020 Annual Meeting, you need a legal proxy from your bank, broker or other nominee. You also need to follow the procedures described in the response to question 10 and to bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 10. However, you will not be able to vote your shares at the meeting without a legal proxy. We encourage you to vote your shares in advance, even if you intend to attend the meeting.

Company Documents, Communications and Stockholder Proposals

12. How can I view or request copies of the Company's SEC filings and other documents?

You can visit our website to view our Governance Guidelines, Board committee charters and the Code. To view these documents, go to www.fivestarseniorliving.com, click on "Investor Relations" and then click on "Corporate Governance." To view the Company's SEC filings and Forms 3, 4 and 5 filed by the Company's Directors and executive officers, go to www.fivestarseniorliving.com, click on "Investor Relations" and then click on "Financial Information & SEC Filings."

We will deliver free of charge, upon request, a copy of our Governance Guidelines, Board committee charters, the Code or the Annual Report to any stockholder requesting a copy. Requests should be directed to Investor Relations at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

38    FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement

13. How can I communicate with the Company's Directors?

Any stockholder or other interested person who wants to communicate with our Directors should write to the party for whom the communication is intended, c/o Secretary, Five Star Senior Living Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or email secretary@fivestarseniorliving.com. The communication will then be delivered to the appropriate party or parties.

14. How do I submit a nomination or other proposal for action at the 2021 annual meeting of stockholders?

A proposal for action to be presented by any stockholder at the Company's 2021 annual meeting of stockholders must be submitted as follows:

  •
  For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at the Company's principal executive offices by December 16, 2020.

  •
  If the proposal is not to be included in the proxy statement pursuant to Rule 14a-8, the proposal must be made in accordance with the procedures and requirements set forth in our Bylaws and must be received by the Company not later than 5:00 p.m., Eastern time, on December 16, 2020 and not earlier than November 16, 2020.

Proposals should be sent to our Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

For additional information regarding how to submit a stockholder proposal, see page 9 of this Proxy Statement.

FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement    39

RELATED PERSON TRANSACTIONS

The descriptions of agreements in this "Related Person Transactions" section do not purport to be complete and are subject to, and qualified in their entirety by, reference to the actual agreements, copies of certain of which are filed as exhibits to our Annual Report.

A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) or a proposed transaction in which (i) we were, are or will be a participant, (ii) the amount involved exceeds the lesser of $120,000 or 1.0% of the average of the Company's total assets at year end for the last two completed fiscal years and (iii) any related person had, has or will have a direct or indirect material interest.

A "related person" means any person who is, or at any time since January 1, 2019 was:

  •
  a Director, a nominee for Director or an executive officer of the Company;

  •
  known to us to be the beneficial owner of more than 5.0% of the outstanding Common Shares when a transaction in which such person had a direct or indirect material interest occurred or existed;

  •
  an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of any of the persons referenced in the preceding two bullets, and any person (other than a tenant or employee) sharing the household of any of the persons referenced in the preceding two bullets; or

  •
  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10.0% or greater beneficial ownership interest.

We have adopted written Governance Guidelines that describe the consideration and approval of related person transactions. Under these Governance Guidelines, we may not enter into a transaction in which any Director or executive officer, any member of the immediate family of any Director or executive officer or other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to our Board and our Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Directors, even if the disinterested Directors constitute less than a quorum. If there are no disinterested Directors, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a majority of our Board and (ii) the affirmative vote of a majority of the Independent Directors. In determining whether to approve or ratify a transaction, our Board, or disinterested Directors or Independent Directors, as the case may be, also act in accordance with any applicable provisions of our Charter and Bylaws and consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to the Company. All related person transactions described below were reviewed and approved or ratified by a majority of the disinterested Directors or otherwise in accordance with our policies, Charter and Bylaws, each as described above, and Maryland law. In the case of transactions with the Company by employees of the Company who are subject to the Code but who are not Directors or executive officers of the Company, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of our Governance Guidelines and the Code are available on our website, www.fivestarseniorliving.com.

Certain Related Person Transactions

Relationship with DHC.    The Company was a 100% owned subsidiary of DHC until DHC distributed the Common Shares it then owned to its shareholders in 2001. DHC is currently our largest stockholder, beneficially owning, as of March 16, 2020, 10,691,658 Common Shares, or 33.9% of our outstanding Common Shares. We manage for the account of DHC a substantial majority of the senior living communities we operate. Adam D. Portnoy, the Chair of our Board and one of our Managing Directors, also serves as the chair of the board of trustees and as a managing trustee of DHC. Our other Managing

40    FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement

Director and Secretary also serves as a managing trustee and secretary of DHC. RMR LLC provides management services to both us and DHC. Our President and Chief Executive Officer and Executive Vice President, Chief Financial Officer and Treasurer and DHC's executive officers are officers and employees of RMR LLC.

On April 1, 2019, we entered into a transaction agreement with DHC (the "Transaction Agreement") to restructure our business arrangements with DHC (the "Restructuring Transaction"), which was completed effective January 1, 2020. Historically, we leased most of the DHC owned senior living communities that we operated. Pursuant to the Restructuring Transaction, among other things, our previously existing master leases with DHC for 166 of our senior living communities and our previously existing management and pooling agreements for 78 of DHC's senior living communities were terminated and replaced with new management agreements and a related omnibus agreement (collectively, the "New Management Agreements"). Currently, all of these senior living communities are managed by us pursuant to the New Management Agreements.

Restructuring our Business Arrangements with DHC.    Pursuant to the Transaction Agreement, effective January 1, 2020 (the "Conversion Time"):

  •
  our five then existing master leases with DHC for all of DHC's senior living communities that we then leased, as well as our then existing management and pooling agreements with DHC for DHC's senior living communities that were then operated by us, were terminated and replaced with the New Management Agreements;

  •
  we issued 10,268,158 Common Shares to DHC and an aggregate of 16,118,849 Common Shares to DHC's shareholders of record as of December 13, 2019; and

  •
  as consideration for the share issuances, DHC provided to us $75 million of additional consideration by assuming certain of our working capital liabilities.

Also pursuant to the Transaction Agreement: (1) commencing February 1, 2019, the aggregate amount of monthly minimum rent payable to DHC by us under our master leases with DHC was reduced to $11.0 million, as of February 1, 2019, subject to adjustment, and subsequently reduced in accordance with the Transaction Agreement as result of DHC's subsequent sales of certain of the leased senior living communities, and no additional rent was payable to DHC by us from such date through the Conversion Time; and (2) on April 1, 2019, DHC purchased from us approximately $49.2 million of unencumbered Qualifying PP&E (as defined in the Transaction Agreement) related to DHC's senior living communities then leased and operated by us.

Pursuant to the New Management Agreements, we will receive a management fee equal to 5% of the gross revenues realized at the applicable senior living communities plus reimbursement for our direct costs and expenses related to such communities, as well as an annual incentive fee equal to 15% of the amount by which the annual earnings before interest, taxes, depreciation and amortization, or EBITDA, of all communities on a combined basis exceeds the target EBITDA for all communities on a combined basis for such calendar year, provided that in no event shall the incentive fee be greater than 1.5% of the gross revenues realized at all communities on a combined basis for such calendar year.

The New Management Agreements expire in 2034, subject to our right to extend for two consecutive five-year terms if we achieve certain performance targets for the combined managed communities portfolio, unless earlier terminated or timely notice of nonrenewal is delivered. The New Management Agreements also provide that DHC has, and in some cases we have, the option to terminate the agreements upon the acquisition by a person or group of more than 9.8% of the other's voting stock and upon certain change in control events affecting the other party, as defined in the applicable agreements, including the adoption of any stockholder proposal (other than a precatory proposal) with respect to the other party, or the election to the board of directors or trustees, as applicable, of the other party of any individual, if such proposal or individual was not approved, nominated or appointed, as the case may be, by a majority of the other party's board of directors or board of trustees, as applicable, in office immediately prior to the making of such proposal or the nomination or appointment of such individual.

FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement    41

The New Management Agreements also provide DHC with the right to terminate the New Management Agreement for any community that does not earn 90% of the target EBITDA for such community for two consecutive calendar years or in any two of three consecutive calendar years, with the measurement period commencing January 1, 2021 (and the first termination not possible until the beginning of calendar year 2023); provided DHC may not in any calendar year terminate communities representing more than 20% of the combined revenues for all communities for the calendar year prior to such termination. Pursuant to a guaranty agreement dated as of January 1, 2020, made by us in favor of DHC's applicable subsidiaries, we have guaranteed the payment and performance of each of our applicable subsidiary's obligations under the applicable New Management Agreements.

In connection with the Transaction Agreement, we entered into the DHC credit facility pursuant to which DHC extended to us a $25 million line of credit. The DHC credit facility matured and was terminated on January 1, 2020, in connection with the completion of the Restructuring Transaction. There were no borrowings outstanding under the DHC credit facility at the time of such termination and we did not make any borrowings under the DHC credit facility during its term.

Senior Living Communities Formerly Leased from DHC.    Under our master leases with DHC, which terminated as of January 1, 2020, we paid DHC annual rent plus percentage rent equal to 4.0% of the increase in gross revenues at the applicable senior living communities over base year gross revenues as specified in the applicable lease.

The following table is a summary of our leases with DHC as of December 31, 2019:

Lease	Number of Properties	Annual Rent as of December 31, 2019

1. DHC Lease No. 1(1)	73	$31.2 million
2. DHC Lease No. 2(1)	39	39.3 million
3. DHC Lease No. 3(2)	17	26.7 million
4. DHC Lease No. 4(1)	28	25.7 million
5. DHC Lease No. 5(2)	9	6.9 million

Total	166	$129.8 million

(1)
Lease includes senior nursing facilities ("SNFs") and independent and assisted living communities.

(2)
Lease includes independent and assisted living communities.

We paid $129.8 million in total rent to DHC for the year ended December 31, 2019. As of December 31, 2019, we had no outstanding rent payable to DHC.

As of December 31, 2019, our leases with DHC were "triple net" leases, which generally required us to pay rent and all property operating expenses, to indemnify DHC from liability which may arise by reason of its ownership of the properties, to maintain the properties at our expense, to remove and dispose of hazardous substances on the properties in compliance with applicable law and to maintain insurance on the properties for DHC's and our benefit.

Under our leases with DHC, we had the right to request that DHC purchase certain improvements to the leased communities, and, until we entered the Transaction Agreement, in return for the purchases the annual rent payable to DHC would increase in accordance with a formula specified in the applicable lease. Pursuant to the Transaction Agreement, the improvements of approximately $110 million we sold to DHC for the communities we leased from DHC during the year ended December 31, 2019, did not result in increased rent payable by us to DHC. An increase in the annual rent payable by us to DHC of $1.5 million for improvements sold to DHC in 2019 but prior to entering into the Transaction Agreement was adjusted pursuant to the terms of the Transaction Agreement.

In December 2019, we and DHC entered into an agreement to sell to a third party one senior living community located in Nebraska that DHC owns and we previously leased and currently manage for a

42    FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement

sales price of approximately $5.6 million, excluding closing costs. The parties have since determined to terminate this agreement.

During the year ended December 31, 2019, we and DHC sold to third parties 18 SNFs located in California, Kansas, Iowa and Nebraska that DHC owned and leased to us for an aggregate sales price of approximately $29.5 million, excluding closing costs. As a result of these sales, the annual minimum rent payable to DHC by us under our master leases with DHC was reduced in accordance with the terms of the Transaction Agreement.

Senior Living Communities Managed for the Account of DHC and its Related Entities.    As of December 31, 2019, we managed 78 senior living communities for the account of DHC. We earned base management fees of approximately $15.0 million, no incentive fees and $0.84 million of fees for our management of capital expenditure projects with respect to the communities we managed for the account of DHC for the year ended December 31, 2019. In connection with the completion of the Restructuring Transaction, effective as of January 1, 2020, we and DHC terminated these long term management and pooling agreements and replaced them with the New Management Agreements, the terms of which are discussed above.

For the year ended December 31, 2019, we had pooling agreements with DHC that combined most of our management agreements with DHC that included assisted living units, or our "AL Management Agreements." The pooling agreements combined various calculations of revenues and expenses from the operations of the applicable communities covered by such agreements. Our AL Management Agreements and the pooling agreements generally provided that we received from DHC:

  •
  a management fee equal to either 3.0% or 5.0% of the gross revenues realized at the applicable communities;

  •
  reimbursement for our direct costs and expenses related to such communities;

  •
  an annual incentive fee equal to either 35.0% or 20.0% of the annual net operating income of such communities remaining after DHC realizes an annual minimum return equal to either 8.0% or 7.0% of its invested capital, or, in the case of certain of the communities, a specified amount plus 7.0% of its invested capital since December 31, 2015; and

  •
  a fee for our management of capital expenditure projects equal to 3.0% of amounts funded by DHC.

For AL Management Agreements that became effective from and after May 2015, our pooling agreements provided that our management fee is 5.0% of the gross revenues realized at the applicable community, and our annual incentive fee is 20.0% of the annual net operating income of the applicable community remaining after DHC realizes its requisite annual minimum return.

Our management agreements with DHC for the part of the senior living community owned by DHC and located in Yonkers, New York that is not subject to the requirements of New York healthcare licensing laws, as described elsewhere herein, and for the assisted living communities owned by DHC and located in Villa Valencia, California and Aurora, Colorado were not included in any of our pooling agreements with DHC. We also had a pooling agreement with DHC that combined our management agreements with DHC for senior living communities consisting only of independent living units.

In April 2019, we began managing a senior living community located in Oregon with 318 living units for the account of DHC pursuant to our then existing management and pooling arrangements with DHC.

We also provide certain other services to residents at some of the senior living communities we manage for the account of DHC, such as rehabilitation services. At senior living communities we manage for the account of DHC where we provide rehabilitation services on an outpatient basis, the residents, third party payers or government programs pay us for those rehabilitation services. At senior living communities we manage for the account of DHC where we provide both inpatient and outpatient rehabilitation services, DHC generally pays us for these services and charges for such services are included in amounts charged

FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement    43

to residents, third party payers or government programs. We earned revenues of $5.9 million for the year ended December 31, 2019 for rehabilitation services we provided at senior living communities we manage for the account of DHC and that are payable by DHC.

D&R Yonkers LLC.    In order to accommodate certain requirements of New York healthcare licensing laws, we manage a part of the senior living community that DHC owns for the subtenant entity, which is affiliated with DHC and the members of which are DHC's president and chief operating officer and chief financial officer and treasurer. We earn a management fee equal to 3.0% of the gross revenues realized at that part of the community. The management agreement expires on August 31, 2022, and is subject to renewal for eight consecutive five-year terms, unless earlier terminated. We earned management fees of $0.28 million for the year ended December 31, 2019 under this management agreement.

Pursuant to the Transaction Agreement, we agreed to expand our Board of Directors within six months of January 1, 2020 to add an Independent Director (as defined in our Bylaws) reasonably satisfactory to DHC. On February 26, 2020, our Board of Directors elected Michael E. Wagner, M.D. as an Independent Director, which satisfied our agreement with DHC to expand our Board of Directors.

In order to effect DHC's distribution of our Common Shares to its shareholders in 2001 and to govern our relationship with DHC thereafter, we entered agreements with DHC and RMR LLC. Since then, we have entered various leases, management agreements and other agreements with DHC that include provisions that confirm and modify these undertakings. Among other things, these agreements provide that:

  •
  so long as DHC remains a real estate investment trust, or a REIT, we may not waive the share ownership restrictions in our charter that prohibit any person or group from acquiring more than 9.8% (in value or number of shares, whichever is more restrictive) of the outstanding shares of any class of our stock without DHC's consent;

  •
  so long as we are a tenant of, or manager for, DHC, we will not permit nor take any action that, in the reasonable judgment of DHC, might jeopardize DHC's qualification for taxation as a REIT;

  •
  DHC has the right to terminate our management agreements upon the acquisition by a person or group of more than 9.8% of our voting stock or other change in control events affecting us, as defined therein, including the adoption of any stockholder proposal (other than a precatory proposal) or the election to our Board of any individual, if such proposal or individual was not approved, nominated or appointed, as the case may be, by a majority of our Directors in office immediately prior to the making of such proposal or the nomination or appointment of such individual; and

  •
  so long as we are a tenant of, or manager for, DHC or so long as we have a business management agreement with RMR LLC, we will not acquire or finance any real estate of a type then owned or financed by DHC or any other company managed by RMR LLC without first giving DHC or such company managed by RMR LLC, as applicable, the opportunity to acquire or finance that real estate.

Relationships with RMR LLC and Others Related to It.    We have relationships and historical and continuing transactions with DHC, RMR LLC, ABP Trust, Adam D. Portnoy and others related to them, including other companies to which RMR LLC or its subsidiaries provide management services and some of which have directors, trustees or officers who are also our Directors or officers. The Chair of our Board and one of our Managing Directors, Adam Portnoy, as the sole trustee of ABP Trust, is the controlling shareholder of RMR Inc. and is a managing director and the president and chief executive officer of RMR Inc. and an officer and employee of RMR LLC. RMR Inc. is the managing member of RMR LLC. Jennifer Clark, our other Managing Director and Secretary, is a managing director and the executive vice president, general counsel and secretary of RMR Inc., an officer and employee of RMR LLC and an officer of ABP Trust and certain of our officers are also officers and employees of RMR LLC. Some of our Independent Directors also serve as independent trustees or independent directors of other public companies to which RMR LLC or its subsidiaries provide management services. Adam Portnoy serves as the chair of the boards of directors or boards of trustees of several of these public companies and as a

44    FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement

managing director or managing trustee of all these companies. Other officers of RMR LLC serve as managing directors or managing trustees of certain of these companies. In addition, officers of RMR LLC and RMR Inc. serve as our officers and officers of other companies to which RMR LLC or its subsidiaries provide management services.

Because at least 80.0% of Ms. Potter's and Messrs. Leer's and Doyle's business time was devoted to services to the Company during 2019, 80.0% of their total cash compensation (that is, the combined base salary and cash bonus paid by the Company and RMR LLC) was paid by the Company and the remainder was paid by RMR LLC. Ms. Potter and Messrs. Leer and Doyle were also eligible to participate in certain RMR LLC benefit plans and to receive share awards from RMR Inc. and other companies to which RMR LLC or its subsidiaries provide management services. We believe the compensation we paid to these officers reasonably reflected their division of business time and efforts; however, periodically, Ms. Potter and Mr. Leer may divide their business time and efforts differently than they do currently and their compensation from us may become disproportionate to this division.

Management Agreement with RMR LLC.    RMR LLC provides business management services to us pursuant to our business management agreement. These business management services may include, but are not limited to, services related to compliance with various laws and rules applicable to our status as a publicly traded company, maintenance of our senior living communities, evaluation of business opportunities, accounting and financial reporting, capital markets and financing activities, investor relations and general oversight of our daily business activities, including legal matters, human resources, insurance programs and the like.

Fees.    We pay RMR LLC an annual business management fee equal to 0.6% of our revenues. Revenues are defined as our total revenues from all sources reportable under GAAP, less any revenues reportable by us with respect to communities for which we provide management services plus the gross revenues at those communities determined in accordance with GAAP. Pursuant to our business management agreement with RMR LLC, we recognized business management fees of $9.1 million for the year ended December 31, 2019.

Term and Termination.    The current term of our business management agreement ends on December 31, 2019 and automatically renews for successive one year terms unless we or RMR LLC gives notice of nonrenewal before the end of an applicable term. RMR LLC may terminate our business management agreement upon 120 days' written notice, and we may terminate upon 60 days' written notice, subject to approval by a majority vote of our Independent Directors. If we terminate or elect not to renew our business management agreement other than for cause, as defined, we are obligated to pay RMR LLC a termination fee equal to 2.875 times the sum of the annual base management fee and the annual internal audit services expense, which amounts are based on averages during the 24 consecutive calendar months prior to the date of notice of nonrenewal or termination.

Expense Reimbursement.    We are generally responsible for all of our operating expenses, including certain expenses incurred or arranged by RMR LLC on our behalf. Under our business management agreement, we reimburse RMR LLC for our allocable costs for our internal audit function. Our Audit Committee appoints our Director of Internal Audit and our Compensation Committee approves the costs of our internal audit function. The amounts recognized as expense for internal audit costs were $0.28 million for the year ended December 31, 2019.

Transition Services.    RMR LLC has agreed to provide certain transition services to us for 120 days following an applicable termination by us or notice of termination by RMR LLC.

Vendors.    Pursuant to our management agreement with RMR LLC, RMR LLC may from time to time negotiate on our behalf with certain third party vendors and suppliers for the procurement of goods and services to us. As part of this arrangement, we may enter agreements with RMR LLC and other companies to which RMR LLC provides management services for the purpose of obtaining more favorable terms from such vendors and suppliers.

FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement    45

Share Awards to RMR LLC Employees.    We have historically made share awards to certain RMR LLC employees who are not also Directors, officers or employees of us under our equity compensation plans. During the year ended December 31, 2019, we awarded to such persons annual share awards of 17,150 common shares, valued at $77 thousand, in aggregate, based upon the closing price of our common shares on Nasdaq on the dates the awards were made. Generally, one fifth of these awards vest on the award date and one fifth vests on each of the next four anniversaries of the award date. In certain instances, we may accelerate the vesting of an award, such as in connection with the award holder's retirement as an officer of us or an officer or employee of RMR LLC. These awards to RMR LLC employees are in addition to the share awards to our Managing Directors, as Director compensation, and the fees we paid to RMR LLC. During the year ended December 31, 2019 we purchased 5,724 common shares, at the closing price of the common shares on Nasdaq on the date of purchase, from certain of our officers and other employees of ours and RMR LLC in satisfaction of tax withholding and payment obligations in connection with the vesting of awards of our common shares.

Retirement and Separation Arrangements.    In connection with their respective retirement, we entered into retirement agreements with our former officers, Bruce J. Mackey Jr. and Richard A. Doyle. Additionally, we entered into a separation agreement with our former Senior Vice President, Senior Living Operations, R. Scott Herzig. Pursuant to these agreements, we made cash payments of $0.6 million and $0.51 million to Mr. Mackey and Mr. Herzig, respectively, in January 2019 and made cash payments of $0.26 million to Mr. Doyle in each of June 2019 and January 2020. In addition, we made release payments to Mr. Mackey, in cash, in an aggregate amount of $0.33 million during the year ended December 31, 2019 and $0.11 million in January 2020, and made transition payments to Mr. Mackey and Mr. Doyle, in cash, in an aggregate amount of $96 thousand and $56 thousand, respectively, during the year ended December 31, 2019.

RMR LLC conducts a Leadership Development Program for which certain of its employees take part in a rotational program, working at each of the Company, RMR LLC and certain other companies to which RMR LLC or its subsidiaries provide management services. The employee remains on RMR LLC's payroll during this rotational program and the Company reimburses RMR LLC for the applicable employee costs for the period of time that the employee works for the Company. The amount recognized as expense for these costs for the year ended December 31, 2019, was approximately $0.14 million.

One of our Managing Directors, Adam Portnoy, is a director and controlling shareholder of Sonesta. We have in the past held, and likely will in the future hold, business meetings at hotels operated by Sonesta, which also manages certain hotels owned by Service Properties Trust, a company to which RMR provides management services, and our Directors, officers and employees have in the past stayed, and are likely in the future to stay, overnight at hotels operated by Sonesta when traveling for Company business. We pay Sonesta for the use of meeting space and related services and pay Sonesta or reimburses our Directors, officers and employees for the costs of these hotel stays.

Relationship with ABP Trust.    Adam Portnoy, one of our Managing Directors, directly and indirectly through ABP Trust and its subsidiaries, beneficially owned, in aggregate, approximately 6.3% of our outstanding Common Shares as of January 1, 2020 and prior to that, since November 2016, owned in excess of 30% of our outstanding Common Shares. Adam Portnoy is the sole trustee and an officer and the controlling shareholder of ABP Trust, which is the controlling shareholder of RMR Inc. Our Secretary is also an officer of ABP Trust. We lease our headquarters from a subsidiary of ABP Trust. Our rent expense for our headquarters, including utilities and real estate taxes that we pay as additional rent, was $1.9 million for the year ended December 31, 2019.

We are party to a Consent, Standstill, Registration Rights and Lock-Up Agreement, dated October 2, 2016, with Adam Portnoy, ABP Trust and certain other related persons, or the ABP Parties, under which, among other things, the ABP Parties have each agreed not to transfer, except for certain permitted transfers as provided for therein, any of our Common Shares acquired after October 2, 2016, but not including shares issued under our equity compensation plans, for a lock-up period that ends on the earlier of (i) the 10 year anniversary of such agreement, (ii) January 1st of the fourth calendar year after our first

46    FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement

taxable year to which no then existing net operating loss or certain other tax benefits may be carried forward by us, but no earlier than January 1, 2022, (iii) the date that we enter into a definitive binding agreement for a transaction that, if consummated, would result in a change of control of us, (iv) the date that our Board of Directors otherwise approves and recommends that our stockholders accept a transaction that, if consummated, would result in a change of control of us and (v) the consummation of a change of control of us.

Under the Consent, Standstill, Registration Rights and Lock-Up Agreement, the ABP Parties also each agreed, for a period of 10 years, not to engage in certain activities involving us without the approval of our Board of Directors, including not to effect or seek to effect any tender or exchange offer, merger, business combination, recapitalization, restructuring, liquidation or other extraordinary transaction involving us, other than the acquisition by the ABP Parties of our Common Shares prior to March 31, 2017, or solicit any proxies to vote any of our voting securities. These provisions do not restrict activities taken by an individual in her or his capacity as a Director, officer or employee of us.

AIC.    Until its dissolution on February 13, 2020, we, ABP Trust, DHC and four other companies to which RMR LLC provides management services each owned 14.3% of AIC, an Indiana insurance company.

We and the other AIC shareholders historically participated in a combined property insurance program arranged and insured or reinsured in part by AIC. The policies under that program expired on June 30, 2019, and we and the other AIC shareholders elected not to renew the AIC property insurance program; we have instead purchased standalone property insurance coverage from unrelated third party insurance providers.

We paid aggregate annual premiums, including taxes and fees, of $3.1 million in connection with this insurance program for the policy year ending June 30, 2019.

In connection with its dissolution, AIC distributed approximately $9.0 million to each of the Company and each other AIC shareholder as an initial liquidation distribution in December 2019.

Directors' and Officers' Liability Insurance.    We, RMR Inc., RMR LLC and certain other companies to which RMR LLC or its subsidiaries provide management services, including DHC, participate in a combined directors' and officers' liability insurance policy. The current combined policy expires in September 2020. We paid aggregate premiums of $0.19 million in 2019 for this policy.

FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement    47

OTHER INFORMATION

At this time, we know of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the accompanying proxy card intend to vote the shares for which they have been appointed or authorized as proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

As part of our precautions regarding the coronavirus or COVID-19, we are planning for the possibility that the 2020 Annual Meeting may be held virtually solely by means of remote communication or live webcast. If we take this step, we will announce the decision to do so in advance, and will provide details on how to participate in a press release and on our website at www.fivestarseniorliving.com.

Jennifer B. Clark
Secretary

Newton, Massachusetts
April 15, 2020

48    FIVE STAR SENIOR LIVING INC.     2020 Proxy Statement

ANNEX A—AMENDED AND RESTATED PLAN

FIVE STAR SENIOR LIVING INC.
AMENDED AND RESTATED 2014 EQUITY COMPENSATION PLAN

Effective                           , 2020

1.
PURPOSE

The purpose of this Amended and Restated 2014 Equity Compensation Plan (the "Plan") is to encourage employees, officers, directors and other individuals (whether or not employees) who render services to Five Star Senior Living Inc. (the "Company") and its Subsidiaries (as hereinafter defined), to continue their association with the Company and its Subsidiaries by providing opportunities for them to participate in the ownership of the Company and in its future growth through the granting of options to acquire the Company's stock ("Options"), stock awards, including stock to be transferred subject to restrictions ("Stock Awards") and other rights, including Stock Appreciation Rights (as defined in Section 6), to receive compensation in amounts determined by the value of the Company's stock ("Other Rights"). The term "Subsidiary" as used in the Plan means a corporation or other business entity of which the Company owns, directly or indirectly through an unbroken chain of ownership, fifty percent or more of the total combined voting power of all classes of stock, in the case of a corporation, or fifty percent or more of the total combined interests by value, in the case of any other type of business entity.

2.
ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Compensation Committee of the Company's Board of Directors (the "Board") or by the Board itself. The Compensation Committee shall from time to time determine to whom awards shall be granted under the Plan, whether Options granted shall be incentive stock options ("ISOs") or nonqualified stock options ("NSOs"), the terms of the Options (including vesting provisions) and the number of shares of Common Stock (as hereinafter defined) that may be granted under Options, and the number of shares subject to (and other terms of) Stock Awards or Other Rights. The Compensation Committee shall report to the Board the names of individuals to whom Options, Stock Awards or Other Rights are to be granted, the number of shares covered and the terms and conditions of each grant. The determinations and actions described in this Section 2 and elsewhere in the Plan may be made by the Compensation Committee or by the Board, as the Board shall direct in its discretion, and references in the Plan to the Compensation Committee shall be understood to refer to the Board in any such case. The Compensation Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. All questions of interpretation and application of such rules and regulations of the Plan and of awards granted hereunder shall be subject to the determination of the Compensation Committee in its discretion, which determination shall be final and binding. The Plan is intended to be administered in such a manner as to permit those Options granted hereunder and specially designated under Section 5 hereof as an ISO to qualify as incentive stock options as described in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be construed in a manner consistent with that interpretation. For so long as Section 16 of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"), is applicable to the Company, each member of the Committee shall be a "non-employee director" or the equivalent within the meaning of Rule 16b-3 under the Exchange Act, and shall meet such other requirements as the Board may determine to be necessary or appropriate.

With respect to persons subject to Section 16 of the Exchange Act ("Insiders"), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed to be modified so as to be in compliance with such Rule, or, if such modification is not possible, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Committee.

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3.
STOCK SUBJECT TO THE PLAN

The total number of shares of capital stock of the Company that may be subject to Options, Stock Awards and Other Rights under the Plan shall be 2,907,259 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), inclusive of shares of Common Stock subject to awards outstanding on the Restatement Effective Date (as defined below). All of shares of capital stock of the Company available under the Plan may be granted as ISOs. Shares issued under the Plan may be from authorized but unissued shares of Common Stock. The maximum number of shares of Common Stock subject to ISOs that may be granted to any Optionee in the aggregate in any calendar year shall not exceed 100,000 shares. The limits set forth in this Section 3 shall be subject to adjustment in accordance with the provisions of Section 10. Awards (including those issued under the Plan prior to the Restatement Effective Date) that fail to vest or, if applicable, are not fully exercised prior to the award's expiration or termination shall again become available for grant under the terms of the Plan.

4.
ELIGIBILITY

The individuals who shall be eligible to receive Option grants, Stock Awards and Other Rights under the Plan shall be employees, officers, directors and other individuals who render services to the management, operation or development of the Company or a Subsidiary and who have contributed or may be expected to contribute to the success of the Company or a Subsidiary. ISOs shall not be granted to any individual who is not (i) an employee of the Company or (ii) an employee of a Subsidiary who is treated as an employee of the Company for purposes of Section 422 of the Code. The term "Optionee," as used in the Plan, refers to any individual to whom an Option has been granted.

5.
TERMS AND CONDITIONS OF OPTIONS

Every Option shall be evidenced by a written Stock Option Agreement in such form as the Compensation Committee shall approve from time to time, specifying the number of shares of Common Stock that may be purchased pursuant to the Option, the time or times at which the Option shall become exercisable in whole or in part, whether the Option is intended to be an ISO or an NSO and such other terms and conditions as the Compensation Committee shall approve, and containing or incorporating by reference the following terms and conditions.

  (a)
  Duration. Each Option shall expire not later than ten years from its date of grant; provided, however, that no ISO granted to an employee who owns (directly or under the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary shall expire later than five years from its date of grant.

  (b)
  Exercise Price. The exercise price per share for each Option shall be at least 100 percent of the Fair Market Value (as hereinafter defined) of the shares on the date on which the Compensation Committee awards the Option, which shall be considered the date of grant of the Option for purposes of fixing the price; and provided, further, that the price with respect to an ISO granted to an employee who at the time of grant owns (directly or under the attribution rules of Section 424(d) of the Code) stock representing more than ten percent of the voting power of all classes of stock of the Company or of any Subsidiary shall be at least 110 percent of the Fair Market Value of the shares on the date of grant of the ISO. For purposes of the Plan, the "Fair Market Value" of a share of Common Stock at any particular date shall be determined according to the following rules: (i) if the Common Stock is not at the time listed or admitted to trading on a stock exchange or the NASDAQ, the Fair Market Value shall be the closing price of the Common Stock on the date in question in the over-the-counter market, as such price is reported in a publication of general circulation selected by the Board and regularly reporting the price of the Common Stock in such market, including any market that is outside of the United States; provided, however, that if the price of the Common Stock is not so reported, the Fair Market Value shall be determined in good faith by the Board, which may take into consideration (1) the price paid for the Common Stock in the most recent trade of a substantial number of shares

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    known to the Board to have occurred at arm's length between willing and knowledgeable investors, (2) an appraisal by an independent party or (3) any other method of valuation undertaken in good faith by the Board, or some or all of the above as the Board shall in its discretion elect; or (ii) if the Common Stock is at the time listed or admitted to trading on any stock exchange, including any market that is outside of the United States, or the NASDAQ, then the Fair Market Value shall be the closing sale price of the Common Stock on the date in question on the principal exchange or the NASDAQ, as the case may be, on which the Common Stock is then listed or admitted to trading. If no reported sale of Common Stock takes place on the date in question on the principal exchange or the NASDAQ, as the case may be, then the most recent previous reported closing sale price of the Common Stock (or, in the Board's discretion, the reported closing asked price) of the Common Stock on such date on the principal exchange or the NASDAQ, as the case may be, shall be determinative of Fair Market Value. Without limitation of the authority of the Compensation Committee under Section 10 hereof, unless approved by the Company's stockholders, no Option shall be settled, canceled, forfeited, exchanged or surrendered in exchange or otherwise in consideration for either (A) a new Option or SAR (as defined below) with an exercise price that is less than that of such settled, canceled, forfeited, exchanged or surrendered Option (B) a Stock Award or Other Right with an intrinsic value at issuance in an amount greater than the excess of the Fair Market Value of the Common Stock over the exercise price per share applicable to the Option or (C) in exchange for a payment in cash in an amount greater than the excess of the Fair Market Value of the Common Stock over the exercise price per share applicable to the Option.

  (c)
  Method of Exercise. To the extent that it has become exercisable under the terms of the Stock Option Agreement, an Option may be exercised from time to time by notice acceptable to the Chief Executive Officer of the Company, or his delegate, stating the number of shares with respect to which the Option is being exercised and accompanied by payment of the exercise price (and any applicable withholding tax) in cash or check payable to the Company or, if the Stock Option Agreement so provides, other payment or deemed payment described in this Section 5(c). Such notice shall be delivered in person to the Chief Executive Officer of the Company, or his delegate, or shall be sent by registered mail, return receipt requested, to the Chief Executive Officer of the Company, or his delegate, in which case delivery shall be deemed made on the date such notice is deposited in the mail.

    Alternatively, payment of the exercise price may be made:

    (i)
    In whole or in part in shares of Common Stock already owned by the Optionee or to be received upon exercise of the Option; provided, however, that such shares are fully vested and free of all liens, claims and encumbrances of any kind; and provided, further, that the Optionee may not make payment in shares of Common Stock that he acquired upon the earlier exercise of any ISO (or other "incentive stock option"), unless he has held the shares for at least two years after the date the ISO was granted and at least one year after the date the ISO was exercised. If payment is made in whole or in part in shares of Common Stock, then, in the case of certificated shares, the Optionee shall deliver to the Company stock certificates registered in his name representing a number of shares of Common Stock legally and beneficially owned by him, fully vested and free of all liens, claims and encumbrances of every kind and having a Fair Market Value on the date of delivery that is not greater than the exercise price, such stock certificates to be duly endorsed, or accompanied by stock powers duly endorsed, by the record holder of the shares represented by such stock certificates. The Compensation Committee may approve comparable procedures to those set forth in the preceding sentence in the event of shares held in book-entry form. If the exercise price exceeds the Fair Market Value of the shares for which stock certificates are delivered, the Optionee shall also deliver cash or a check payable to the order of the Company in an amount equal to the amount of that excess or, if the Stock Option Agreement so provides, his promissory note as described in paragraph (2) of this Section 5(c); or

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    (ii)
    To the extent permitted under applicable law, by payment in cash of the par value of the Common Stock to be acquired and by payment of the balance of the exercise price in whole or in part by delivery of the Optionee's recourse promissory note, in a form specified by the Company, secured by the Common Stock acquired upon exercise of the Option and such other security as the Compensation Committee may require.

    In the case of an exercise pursuant to clause (1) or (2) above, the Company may require the Optionee to pay to the Company in cash or by check, the amount of any withholding tax due in connection with the exercise. At the time specified in an Optionee's notice of exercise, the Company shall, without issue or transfer tax to the Optionee, in the discretion of the Company, either (A) register the Optionee's ownership of such shares in book-entry form or (B) deliver to him at the main office of the Company, or such other place as shall be mutually acceptable, a stock certificate for the shares as to which his Option is exercised. If the Optionee fails to pay for or to accept delivery of all or any part of the number of shares specified in his notice upon tender of delivery thereof, his right to exercise the Option with respect to those shares shall be terminated, unless the Company otherwise agrees.

  (d)
  Exercisability. An Option may be exercised so long as it is outstanding from time to time in whole or in part, to the extent and subject to the terms and conditions that the Compensation Committee in its discretion may provide in the Stock Option Agreement. Such terms and conditions shall include provisions for exercise within twelve (12) months after his or her death or disability (within the meaning of Section 22(e)(3)) of the Code, provided that no Option shall be exercisable after the expiration of the maximum term of the Option. Except as the Compensation Committee in its discretion may otherwise provide in the Stock Option Agreement, an Option shall cease to be exercisable upon the expiration of ninety (90) days following the termination of the Optionee's employment with, or his other provision of services to, the Company or a subsidiary, subject to the expiration of the maximum term of the Option and Section 10 hereof.

  (e)
  Notice of ISO Stock Disposition. The Optionee must notify the Company promptly in the event that he sells, transfers, exchanges or otherwise disposes of any shares of Common Stock issued upon exercise of an ISO before the later of (i) the second anniversary of the date of grant of the ISO and (ii) the first anniversary of the date the shares were issued upon his exercise of the ISO.

  (f)
  No Rights as Stockholder. An Optionee shall have no rights as a stockholder with respect to any shares covered by an Option until the date of either registration of the Optionee's ownership of such shares in book-entry form or the issuance of a stock certificate to him for the shares. No adjustment shall be made for dividends or other rights for which the record date is earlier than the date the stock certificate is issued (or ownership is registered by book-entry), other than as required or permitted pursuant to Section 10.

  (g)
  Transferability of Options. Options shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable during his or her lifetime only by the Optionee, except that the Compensation Committee may specify in a Stock Option Agreement that pertains to an NSO that the Optionee may transfer such NSO to a member of the Immediate Family of the Optionee, to a trust solely for the benefit of the Optionee and the Optionee's Immediate Family, or to a partnership or limited liability company whose only partners or members are the Optionee and members of the Optionee's Immediate Family. "Immediate Family" shall mean, with respect to any Optionee, such Optionee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

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6.
STOCK APPRECIATION RIGHTS

The Committee may grant Stock Appreciation Rights ("SARs") in respect of such number of Common Stock subject to the Plan as it shall determine, in its discretion, and may grant SARs either separately or in connection with Options, as described in the following sentence. An SAR granted in connection with an Option may be exercised only to the extent of the surrender of the related Option, and to the extent of the exercise of the related Option the SAR shall terminate. Common Stock covered by an Option that terminates upon the exercise of a related SAR shall cease to be available under the Plan. The terms and conditions of an SAR related to an Option shall be contained in the Stock Option Agreement, and the terms of an SAR not related to any Option shall be contained in an SAR Agreement. The base value per share for share subject to an SAR shall be at least 100 percent of the Fair Market Value of the shares on the date on which the Compensation Committee awards the SAR. Without limitation of the authority of the Compensation Committee under Section 10 hereof, unless approved by the Company's stockholders, no SAR shall be settled, canceled, forfeited, exchanged or surrendered in exchange or otherwise in consideration for (A) a new SAR or Option with a base value per share or exercise price that is less than that of such settled, canceled, forfeited, exchanged or surrendered SAR, (B) a Stock Award or Other Right with an intrinsic value at issuance in an amount greater than the excess of the Fair Market Value of the Common Stock over the exercise price per share applicable to the Option or (C) in exchange for a payment in cash in an amount greater than the excess of the Fair Market Value of the Common Stock over the base value per share applicable to the SAR. Upon exercise of an SAR, the Optionee shall be entitled to receive from the Company an amount equal to the excess of the Fair Market Value, on the exercise date, of the number of shares of Common Stock as to which the SAR is exercised, over the exercise price for those shares under a related Option or, if there is no related Option, over the base value stated in the SAR Agreement. Any amount payable by the Company upon exercise of an SAR shall be paid in the form of cash or other property (including Common Stock), as provided in the Stock Option Agreement or SAR Agreement governing the SAR.

7.
STOCK AWARDS

The Compensation Committee may grant or award Stock Awards in respect of such number of shares of Common Stock, and subject to such terms or conditions (if any), as it shall determine and specify in a Stock Award Agreement, and may award shares of Common Stock which are not subject to vesting or forfeiture conditions. The Compensation Committee may provide in a Stock Option Agreement for an Option to be exercisable for Common Stock subject to forfeiture conditions and restrictions on transfer ("Restricted Stock").

A holder of Restricted Stock shall have all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any cash dividends, unless the Compensation Committee shall otherwise determine. Unless a grantee's Restricted Stock Agreement provides to the contrary, unvested shares of Restricted Stock granted under the Plan shall not be transferred without the written consent of the Compensation Committee. In addition, at the time of termination for any reason of a grantee's employment or other service relationship with the Company or a Subsidiary, the Company shall have the right, in the case of unvested Restricted Stock, (1) to cause the forfeiture of such shares of Restricted Stock for no consideration (2) to purchase all or any of such shares of Restricted Stock at a price equal to the lower of (a) the price paid to the Company for such shares of Restricted Stock or (b) the Fair Market Value of such shares of Restricted Stock at the time of repurchase, (3) to waive vesting requirements, (4) to permit continued vesting based on such criteria as the Compensation Committee shall determine or (5) to provide for such other treatment as the Compensation Committee shall determine and set forth in the applicable agreement.. Nothing in the Plan shall be construed to give any person the right to require the Company to purchase any Common Stock granted as Restricted Stock.

Certificates representing Restricted Stock shall be imprinted with a legend to the effect that the shares represented may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of the Restricted Stock Agreement. If shares of Restricted Stock are held in book entry form, statements evidencing those shares shall include a similar legend. If the Compensation Committee so determines, the holder of Restricted Stock may be required to deposit certificates representing the Restricted Stock with the President, Treasurer, Secretary or other officer of the Company or with an escrow agent designated by the Compensation Committee, together with a stock power or other instrument of transfer appropriately endorsed in blank.

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8.
METHOD OF GRANTING OPTIONS, STOCK AWARDS AND OTHER RIGHTS

The grant of Options, Stock Awards and Other Rights shall be made by action of the Compensation Committee; provided, however, that if an individual to whom a grant has been made fails to execute and deliver to the Compensation Committee a Stock Option Agreement, Stock Award Agreement or agreement with respect to an Other Award within thirty days after it is submitted to him, the Option, Stock Award or Other Award granted under the agreement shall be voidable by the Company at its election, without further notice to the grantee.

9.
REQUIREMENTS OF LAW

The Company shall not be required to transfer Common Stock or to sell or issue any shares upon the exercise of any Option or SAR or Other Award if the issuance of such shares will result in a violation by the recipient or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933, as amended from time to time (the "Securities Act"), the Company shall not be required to issue shares unless the Compensation Committee has received evidence satisfactory to it to the effect that the holder of the Restricted Stock or the Option or SAR or Other Award will not transfer such shares except pursuant to a registration statement in effect under the Securities Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that registration is not required. Any determination in this connection by the Compensation Committee shall be conclusive. The Company shall not be obligated to take any other affirmative action in order to cause the transfer of Common Stock to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act or applicable state securities laws.

10.
CHANGES IN CAPITAL STRUCTURE

In the event that the outstanding shares of Common Stock are hereafter changed for a different number or kind of shares or other securities of the Company, by reason of a reorganization, recapitalization, exchange of shares, stock split, combination of shares or dividend payable in shares or other securities or in the event of a similar corporate event, a corresponding adjustment shall be made by the Compensation Committee in the number and kind of shares or other securities covered by outstanding Options, Stock Awards and Other Rights and for which Options, Stock Awards and Other Rights may be granted under the Plan. Any such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the Option, but the price per share specified in each Stock Option Agreement shall be correspondingly adjusted; provided, however, that no adjustment shall be made with respect to an ISO that would constitute a modification as defined in Section 424 of the Code without the consent of the holder. Any such adjustment made by the Compensation Committee shall be conclusive and binding upon all affected persons, including the Company and all award recipients.

If while unexercised Options remain outstanding under the Plan the Company merges or consolidates with a wholly-owned subsidiary for the purpose of reincorporating itself under the laws of another jurisdiction, the Optionees will be entitled to acquire shares of common stock of the reincorporated Company upon the same terms and conditions as were in effect immediately prior to such reincorporation (unless such reincorporation involves a change in the number of shares or the capitalization of the Company, in which case proportional adjustments shall be made as provided above) and the Plan, unless otherwise rescinded by the Board, will remain the Plan of the reincorporated Company.

Except as otherwise provided in the preceding paragraph, if the Company or a subsidiary is merged or consolidated with another corporation, whether or not the Company is the surviving entity, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another entity while unexercised awards remain outstanding under the Plan, or if other circumstances occur in which the Compensation Committee in its sole and absolute discretion deems it appropriate for the provisions of this paragraph to apply (in each case, an "Applicable Event"), then: (a) in the discretion of the Compensation Committee, each holder of an outstanding award under the plan shall be entitled, upon exercise or vesting of the award (as applicable), to receive in lieu of shares of Common Stock, such stock

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or other securities or property as he or she would have received had he exercised or vesting in the award immediately prior to the Applicable Event; or (b) the Compensation Committee may, in its sole and absolute discretion, cancel all outstanding and unexercised awards as of the effective date of any such Applicable Event; or (c) the Compensation Committee may, in its sole discretion, convert some or all awards under the Plan into awards to purchase (or with respect to) the stock or other securities of the surviving corporation pursuant to an Applicable Event; or (d) the Compensation Committee may, in its sole and absolute discretion, cause the outstanding and unexercised awards to be cancelled in exchange for a payment in cash equal to the value (if any) of the shares subject to such award (less any applicable exercise or base price), pursuant to an Applicable Event; provided, however, that notice of any cancellation pursuant to clause (b) above shall be given to each holder of an Option or SAR not less than thirty days preceding the effective date of such Applicable Event. The Compensation Committee may, in its sole discretion, provide for a combination of the foregoing treatments and/or for different treatment hereunder of different awards and there is no requirement for all awards of the same type to receive the same treatment hereunder. Notwithstanding the foregoing, immediately upon the occurrence of a "Change in Control" or "Termination Event" (as each is defined on Exhibit A hereto) all awards issued and outstanding under the Plan shall become fully vested and exercisable (as the case may be), whether or not the holder of the award experiences a termination of employment or service in connection with the Change in Control.

Except as expressly provided to the contrary in this Section 10 or as otherwise determined by the Compensation Committee, the issuance by the Company of shares of stock of any class for cash or property or for services, either upon direct sale, upon the exercise of rights or warrants, upon conversion of shares or obligations of the Company convertible into such shares or other securities or otherwise, shall not affect the number, class or price of shares of Common Stock then subject to outstanding Options, Stock Awards or Other Rights.

11.
FORFEITURE FOR DISHONESTY, VIOLATION OF AGREEMENTS OR TERMINATION FOR CAUSE

Notwithstanding any provision of the Plan to the contrary, if the Compensation Committee determines, after full consideration of the facts, that:

  (a)
  the Optionee (or holder of a Stock Award or Other Right) has been engaged in fraud, embezzlement or theft in the course of his or her employment by or involvement with the Company or a Subsidiary, has made unauthorized disclosure of trade secrets or other proprietary information of the Company or a Subsidiary or of a third party who has entrusted such information to the Company or a Subsidiary, or has been convicted of a felony, or crime involving moral turpitude or any other crime which reflects negatively upon the Company; or

  (b)
  the Optionee (or holder of a Stock Award or Other Right) has violated the terms of any employment, noncompetition, nonsolicitation, confidentiality, nondisclosure or other similar agreement with the Company to which he is a party; or

  (c)
  the employment or involvement with the Company or a Subsidiary of the Optionee (or holder of a Stock Award or Other Right) was terminated for "cause," as defined in any employment agreement with the Optionee (or holder of a Stock Award or Other Right), if applicable, or if there is no such agreement, as determined by the Compensation Committee, which may determine that "cause" includes among other matters the willful failure or refusal of the Optionee (or holder of a Stock Award or Other Right) to perform and carry out his or her assigned duties and responsibilities diligently and in a manner satisfactory to the Compensation Committee;

then the recipient's right to exercise an Option or SAR shall terminate as of the date of such act (in the case of (a) or (b)) or such termination (in the case of (c)), the recipient shall forfeit all unexercised Options and SARS (or the holder shall forfeit all Other Rights) and the Company shall have the right to repurchase all or any part of the shares of Common Stock acquired by the recipient upon any previous exercise of any Option or SAR (or any previous acquisition by the holder of a Stock Award, whether then

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vested or unvested), at a price equal to the lower of (a) the amount paid to the Company upon such exercise or acquisition, or (b) the Fair Market Value of such shares at the time of repurchase. If an Optionee or holder of a SAR whose behavior the Company asserts falls within the provisions of the clauses above has exercised or attempts to exercise an Option or SAR prior to consideration of the application of this Section 11 or prior to a decision of the Compensation Committee, the Company shall not be required to recognize such exercise until the Compensation Committee has made its decision and, in the event any exercise shall have taken place, it shall be of no force and effect (and shall be void ab initio) if the Compensation Committee makes an adverse determination; provided, however, that if the Compensation Committee finds in favor of the recipient then the recipient will be deemed to have exercised the Option or SAR as of the date he or she originally gave notice of his or her attempt to exercise or actual exercise, as the case may be. The decision of the Compensation Committee as to the cause of an Optionee's (or holder of a Stock Award or Other Right) discharge and the damage done to the Company shall be final, binding and conclusive. No decision of the Compensation Committee, however, shall affect in any manner the finality of the discharge of such Optionee (or holder of a Stock Award or Other Right) by the Company. For purposes of this Section 11, reference to the Company shall include any Subsidiary. Notwithstanding anything herein to the contrary, the Compensation Committee may provide, either in an award agreement or separately, that the provisions of this Section 11 shall not apply following a change in control of the Company (as defined by the Compensation Committee).

12.
MISCELLANEOUS

(a)
No Guarantee of Employment or Other Service Relationship. Neither the Plan nor any Stock Option Agreement, Stock Award Agreement or agreement with respect to an Other Award shall give an employee the right to continue in the employment of the Company or a Subsidiary or give the Company or a Subsidiary the right to require an employee to continue in employment.

Neither the Plan nor any Stock Option Agreement, Stock Award Agreement or agreement with respect to an Other Award shall give a director or other service provider the right to continue to perform services for the Company or a Subsidiary or give the Company or a Subsidiary the right to require the director or service provider to continue to perform services.

(b)
Tax Withholding. To the extent required by law, the Company shall withhold or cause to be withheld income and other taxes with respect to any income recognized by a recipient by reason of the exercise or vesting of an Option or Stock Award, or payments with respect to Other Rights, and as a condition to the receipt of any Option, Stock Award or Other Right the Optionee shall agree that if the amount payable to him by the Company and any Subsidiary in the ordinary course is insufficient to pay such taxes, then he shall upon the request of the Company pay to the Company an amount sufficient to satisfy its tax withholding obligations.

Without limiting the foregoing, the Compensation Committee may in its discretion permit any Optionee's (or holder of a Stock Award or Other Right) withholding obligation to be paid in whole or in part in the form of shares of Common Stock by withholding from the shares to be issued or by accepting delivery from the Optionee (or holder of a Stock Award or Other Right) of shares already owned by him. The Fair Market Value of the shares for such purposes shall be determined as set forth in Section 5(b). An Optionee (or holder of a Stock Award or Other Right) may not make any such payment in the form of shares of Common Stock acquired upon the exercise of an ISO until the shares have been held by him for at least two years after the date the ISO was granted and at least one year after the date the ISO was exercised. If payment of withholding taxes is made in whole or in part in shares of Common Stock, the Optionee (or holder of a Stock Award or Other Right) shall deliver to the Company stock certificates registered in his name representing shares of Common Stock legally and beneficially owned by him, fully vested and free of all liens, claims and encumbrances of every kind, duly endorsed or accompanied by stock powers duly endorsed by the record holder of the shares represented by such stock certificates. The Compensation Committee may approve comparable procedures to those set forth in the preceding sentence in the event of shares held in book-entry form. If the

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    Optionee (or holder of a Stock Award or Other Right) is subject to Section 16(a) of the Exchange Act, his ability to pay his withholding obligation in the form of shares of Common Stock shall be subject to such additional restrictions as may be necessary to avoid any transaction that might give rise to liability under Section 16(b) of the Exchange Act.

  (c)
  Use of Proceeds. The proceeds from the issuance of shares pursuant to the exercise of Options shall constitute general funds of the Company.

  (d)
  Certain Vesting Rules. Notwithstanding anything in the Plan to the contrary, the Compensation Committee shall have the authority to (1) grant awards hereunder to members of the Board that are, to the extent determined by the Compensation Committee, vested upon grant and (2) accelerate awards upon a termination of a participant's employment or service (which the Compensation Committee may do in its discretion); any such acceleration provisions may be (but are not required to be) set forth in an award agreement (which may, without limitation, provide for accelerated vesting upon the death of a participant or upon a change in control or similar event).

  (e)
  Construction. All masculine pronouns used in this Plan shall include both sexes; the singular shall include the plural and the plural the singular unless the context otherwise requires. The titles of the sections of the Plan are included for convenience only and shall not be construed as modifying or affecting their provisions. Any reference herein to a statutory or regulatory provision includes the provision as amended, supplemented, or replaced.

  (f)
  Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, without regard to the principles of conflict of laws.

13.
EFFECTIVE DATE, DURATION, AMENDMENT AND TERMINATION OF PLAN

The Plan was originally effective as of the date of the Company's 2014 Annual Meeting of Stockholders, and this amendment and restatement shall be effective as of the date of the Company's 2020 Annual Meeting of Stockholders (the "Restatement Effective Date") subject to approval by the holders of a majority of the outstanding shares of capital stock present, or represented, and entitled to vote thereon (voting as a single class) at a duly held meeting of the stockholders of the Company. Awards of Options, Other Rights or Stock Awards that are conditioned upon the approval of the Plan by the stockholders may be granted prior to approval. The Compensation Committee may grant Options, Stock Awards or Other Rights under the Plan from time to time until the close of business on                            , 2030.(1) The Board may at any time amend the Plan; provided, however, that without approval of the Company's stockholders there shall be no: (a) change in the number of shares of Common Stock that may be issued under the Plan, except by operation of the provisions of Section 10, either to any one participant or in the aggregate; (b) change in the class of persons eligible to receive Options, Stock Award or Other Rights; or (c) other change in the Plan that requires stockholder approval under applicable law or regulation. No amendment shall adversely affect outstanding Options (or Stock Awards or Other Rights) without the consent of the Optionee (or holder of the Stock Award or Other Right). The Plan may be terminated at any time by action of the Board, but any such termination will not terminate any Option, Stock Award or Other Right then outstanding without the consent of the Optionee or the holder of such Stock Award or Other Right.

(1)
This date will be the date of the tenth anniversary of the 2020 Annual Meeting.

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 EXHIBIT A

A "Change in Control" shall be deemed to have occurred if any of the events set forth in any one of the following paragraphs shall have occurred:

  (a)
  any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in paragraph (c)(i) below;

  (b)
  the following individuals cease for any reason to constitute a majority of the number of Directors then serving: individuals who, on the date of the Agreement, constitute the Board and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Directors) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the Directors then in office who either were Directors on the date of the Agreement or whose appointment, election or nomination for election was previously so approved or recommended;

  (c)
  there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

  (d)
  the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

A "Termination Event" shall occur if The RMR Group LLC (or any entity controlled by, under common control with or controlling The RMR Group LLC) ceases to be the manager or shared services provider to the Company.

For purposes of the definitions set forth on this Exhibit A, the following definitions shall apply, with capitalized terms used but not defined in this Exhibit A having the meaning set forth in the Plan:

"Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

"Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

"Director" is a member of the Board of Directors of the Company.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities and (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of the Company.

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THANK YOU

Thank you for being a stockholder of Five Star Senior Living Inc.

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern time, on June 8, 2020. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions. AUTHORIZE YOUR PROXY BY TELEPHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern time, on June 8, 2020. Have your proxy card in hand when you call and then follow the instructions. FIVE STAR SENIOR LIVING INC. C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 If the meeting is postponed or adjourned, the above times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Five Star Senior Living Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Five Star Senior Living Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by email or over the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D04990-P36522 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. FIVE STAR SENIOR LIVING INC. For Withhold 1. Election of Directors. Nominee (for Independent Director in Group I): Barbara D. Gilmore ! ! For ! ! Against Abstain Nominee (for Managing Director in Group I): Adam D. Portnoy 2. Approval of the Company's Amended and Restated 2014 Equity Compensation Plan. ! ! ! ! ! ! ! ! ! 3. Advisory vote to approve executive compensation. 4. Ratification of the appointment of RSM US LLP as independent auditors to serve for the 2020 fiscal year. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR BOTH NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. ! For address changes, please check this box and write them on the back where indicated. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person, indicating title.) Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date The Board of Directors Recommends a Vote FOR both Nominees for Director in Proposal 1 and FOR Proposals 2, 3 and 4.

FIVE STAR SENIOR LIVING INC. ANNUAL MEETING OF STOCKHOLDERS June 9, 2020, 9:30 a.m., Eastern Time Five Star Senior Living Inc. Two Newton Place, 255 Washington Street, Suite 100 Newton, Massachusetts 02458* Upon arrival, please present photo identification at the registration desk. Please see the Proxy Statement for additional attendance instructions. The 2020 Annual Meeting of Stockholders of Five Star Senior Living Inc. will address the following items of business: 1. Election of the Directors named in the Proxy Statement to the Company's Board of Directors; Approval of the Company's Amended and Restated 2014 Equity Compensation Plan; Advisory vote to approve executive compensation; Ratification of the appointment of RSM US LLP as independent auditors to serve for the 2020 fiscal year; and Transaction of such other business as may properly come before the meeting and at any postponements or adjournments of the meeting. 2. 3. 4. 5. * As part of our precautions regarding the coronavirus or COVID-19, we are planning for the possibility that the annual meeting may be held virtually solely by means of remote communication or via a live webcast. If we take this step, we will announce the decision to do so in advance, and we will provide details on how to participate in a press release and on our website at www.fivestarseniorliving.com. Please retain a copy of the control number from this Proxy Card, in the event that the meeting is held by remote communication or live webcast. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR BOTH NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4. D04991-P36522 FIVE STAR SENIOR LIVING INC. 400 Centre Street Newton, MA 02458 Proxy Important Notice Regarding the Availability of Proxy Materials: The proxy materials for the 2020 Annual Meeting of Stockholders of Five Star Senior Living Inc. (the "Company"), including the Company's annual report and proxy statement, are available on the internet. To view the proxy materials or vote online or by telephone, please follow the instructions on the reverse side hereof. This proxy is solicited on behalf of the Board of Directors of Five Star Senior Living Inc. The undersigned stockholder of the Company hereby appoints Jennifer B. Clark, Adam D. Portnoy and Katherine E. Potter, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2020 Annual Meeting of Stockholders of the Company to be held at Five Star Senior Living Inc., Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458, on June 9, 2020, at 9:30 a.m., Eastern Time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the annual report and the proxy statement, which includes the Notice of 2020 Annual Meeting of Stockholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR BOTH NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for instructions on how to authorize a proxy. (If you noted any Address Changes/Comments above, please mark the corresponding box on the reverse side.) Address Changes/Comments: